Exhibit 99.1

ABS New Issue Term Sheet

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Pass-Through Certificates

$305,134,000
(APPROXIMATE)

Wells Fargo Bank, N.A.
(MASTER SERVICER)

JPMorgan Chase Bank, N.A.
(SERVICER)

Mortgage Asset Securitization Transactions, Inc.
(DEPOSITOR)

UBS Real Estate Securities Inc.
(MORTGAGE LOAN SELLER)

September 26, 2005

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by MILA, Inc., New Century Mortgage Corporation, National City Mortgage Co., Greenlight Financial Services, Inc., First Street Financial, Inc., Equity Financial Group, Lancaster Mortgage Bankers and Novelle Financial Services, Inc. (the “Originators”). Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted. The Underwriter may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from any company mentioned herein. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Originator. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN UBS). UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates
$305,134,000 (Approximate Offered Certificates)

Structure Overview

			Expected WAL	Expected Principal		Expected
	Approx.	Certificate	(years)	Window	Legal Final	Ratings
Class(1,2)	Size ($)(3)	Type	Call(4) / Mat(4)	Call(4) / Mat(4)	Distribution Date	S&P / Moody’s

Offered Certificates

A-2(6)	121,200,000	FLT / SR / SEQ	1.00 / 1.00	1 - 22 / 1 - 22	October 2035	AAA / Aaa
A-3(6)	74,375,000	FLT / SR / SEQ	3.00 / 3.04	22 - 71 / 22 - 85	October 2035	AAA / Aaa
A-4(6)	8,822,000	FLT / SR / SEQ	5.90 / 9.21	71 - 71 / 85 - 159	October 2035	AAA / Aaa
M-1(6,7)	19,986,000	FLT / MEZ	4.63 / 5.09	47 - 71 / 47 - 143	October 2035	AA+ / Aa1
M-2(6,7)	18,095,000	FLT / MEZ	4.44 / 4.88	44 - 71 / 44 - 131	October 2035	AA / Aa2
M-3(6,7)	10,803,000	FLT / MEZ	4.34 / 4.76	42 - 71 / 42 - 124	October 2035	AA- / Aa3
M-4(6,7)	9,453,000	FLT / MEZ	4.29 / 4.69	41 - 71 / 41 - 119	October 2035	A+ / A1
M-5(6,7)	9,182,000	FLT / MEZ	4.25 / 4.63	40 - 71 / 40 - 114	October 2035	A / A2
M-6(6,7)	8,372,000	FLT / MEZ	4.22 / 4.56	39 - 71 / 39 - 108	October 2035	A- / A3
M-7(6,7)	7,292,000	FLT / MEZ	4.20 / 4.50	39 - 71 / 39 - 102	October 2035	BBB+ / Baa1
M-8(6,7)	6,752,000	FLT / MEZ	4.17 / 4.41	38 - 71 / 38 - 94	October 2035	BBB / Baa2
M-9(6,7)	5,941,000	FLT / MEZ	4.16 / 4.31	38 - 71 / 38 - 86	October 2035	BBB- / Baa3
M-10(6,7)	4,861,000	FLT / MEZ	4.11 / 4.14	37 - 71 / 37 - 76	October 2035	BBB- / NR
Non-Offered Certificates

A-1(5,6)	223,961,000	FLT / SR / PT	Not Offered		October 2035	AAA / Aaa
M-11(5,6,7)	4,321,000	FLT / MEZ	Not Offered		October 2035	BB+ / NR

Notes:
(1)	The Class A-1 Certificates are backed by the cash flow from a pool of conforming balance, first and second lien, fixed-rate and adjustable-rate mortgage loans. The Class A-2, Class A-3 and Class A-4 Certificates are backed by the cash flow from a pool of conforming and non-conforming balance, first and second lien, fixed-rate and adjustable-rate mortgage loans. The Class M Certificates are backed by all the mortgage loans.

(2)	The Certificates will be subject to the related Net WAC Rate Cap as described herein.

(3)	Subject to a variance of plus or minus 10%.

(4)	See the Pricing Speed below.

(5)	The Class A-1 and Class M-11 Certificates are not offered hereby.

(6)	After the Optional Termination Date, the margin on each of the Class A Certificates will increase to 2.0x their initial margin and the margin on each of the Class M Certificates will increase to 1.5x their initial margin.

(7)	The Class M Certificates are not expected to receive any principal distributions prior to the Stepdown Date.

Pricing Speed

Fixed-Rate Mortgage Loans	4.6% CPR increasing to 23% CPR over 12 months and 23% CPR thereafter.
Adjustable-Rate Mortgage Loans	2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR through month 22, 50% CPR from month 23 to 27 and 35% CPR in month 28 and thereafter.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Transaction Highlights

•	The Mortgage Loans consist of subprime fixed and adjustable rate, fully-amortizing and balloon, interest-only, first and second lien residential Mortgage Loans originated by MILA, Inc., New Century Mortgage Corporation, National City Mortgage Co., Greenlight Financial Services, Inc., First Street Financial, Inc., Equity Financial Group, Lancaster Mortgage Bankers and Novelle Financial Services, Inc.
•	The transaction consists of a Senior / Mezz / OC structure.
•	The Credit Enhancement for the Certificates will be provided through Subordination, Overcollateralization of approximately 1.25% of the mortgage balance as of the Cut-off Date, Excess Spread and an Interest Rate Swap.
•	The Mortgage Loans will be serviced by JPMorgan Chase Bank (“Chase”). As a primary residential servicer of subprime mortgage loans, Chase is rated SQ1 (Moody’s) and Strong (S&P).
•	None of the Mortgage Loans will be covered by Mortgage Insurance.
•	None of the Mortgage Loans are classified as “High Cost” loans.
•	The Class A and Class M Certificates (other than the Class M-11 Certificates) are expected to be ERISA eligible, subject to certain investor-based qualifications.
•	None of the Certificates will be SMMEA eligible.
•	All numbers and percentages herein relating to the Mortgage Loans are as of the Cut-off Date.
•	The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.
•	Bloomberg: MABS 2005-HE2
•	Intex: MABS05H2

Mortgage Pool Summary

	MABS 2005-HE2 Mortgage Loans

	Group I		Group II

	Adjustable Rate	Fixed Rate	Adjustable Rate	Fixed Rate	Aggregate

Current Balance	$226,057,186	$56,365,402	$236,073,904	$21,678,367	$540,174,858
Number of Loans	1,535	551	1,158	182	3,426
Average Loan Balance	$147,269	$102,297	$203,863	$119,112	$157,669
Wtd. Avg. Gross Coupon	7.228%	7.215%	7.155%	7.743%	7.215%
Wtd. Avg. Net Coupon(1)	6.689%	6.676%	6.616%	7.204%	6.676%
Wtd. Avg. FICO(2)	611	633	637	656	626
Wtd. Avg. Original LTV	80.17%	75.61%	81.18%	83.67%	80.28%
Wtd. Avg. Stated Rem Term (months)	356	334	356	322	352
Wtd. Avg. Seasoning (months)	4	3	4	4	4
Wtd. Avg. Months to Next Adj. Date	21	N/A	21	N/A	21
Wtd. Avg. Margin	5.429%	N/A	5.537%	N/A	5.485%
Wtd. Avg. Initial Rate Cap	2.252%	N/A	2.455%	N/A	2.356%
Wtd. Avg. Periodic Rate Cap	1.249%	N/A	1.192%	N/A	1.220%
Wtd. Avg. Maximum Rate	14.202%	N/A	14.016%	N/A	14.107%
Wtd. Avg. Minimum Rate	7.220%	N/A	7.053%	N/A	7.135%

(1)	The Net Mortgage Rates shown assume a Servicing Fee Rate of 0.500% per annum, a Trustee Fee Rate of 0.024% and a Credit Risk Manager Fee Rate of 0.015% per annum as described under the "Administrative Fees" section.
(2)	Only includes mortgage loans that have Credit Scores.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Transaction Overview

Issuer:	MASTR Asset Backed Securities Trust 2005-HE2

Depositor:	Mortgage Asset Securitization Transactions, Inc.

Mortgage Loan Seller:	UBS Real Estate Securities Inc.

Originators:	MILA, Inc., New Century Mortgage Corporation, National City Mortgage Co., Greenlight Financial
Services, Inc., First Street Financial, Inc., Equity Financial Group, Lancaster Mortgage Bankers
and Novelle Financial Services, Inc.

Master Servicer:	Wells Fargo Bank, N.A.

Servicer:	JPMorgan Chase Bank, N.A.

Servicer Rating:	Primary Servicer: SQ1 (Moody’s) and Strong (S&P).

Credit Risk Manager:	The Murrayhill Company

Trustee:	US Bank, N.A

Trust and Swap	Wells Fargo Bank, N.A.
Administrator:

Swap Provider:	TBD

Underwriter:	UBS Securities LLC

Class A Certificates:	The Class A-1 Certificates, Class A-2 Certificates,Class A-3 Certificates and Class A-4
Certificates.

Class M Certificates:	The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates,
Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates,
Class M-9 Certificates, Class M-10 Certificates and Class M-11 Certificates.

Group I Senior Certificates:	The Class A-1 Certificates.

Group II Senior Certificates:	The Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates.

Offered Certificates:	Group II Senior Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates,
Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates,
Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates.

Non-Offered Certificates:	Group I Senior Certificates and Class M-11 Certificates.

Retained Certificates:	The Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates.

Collateral:	As of September 1, 2005, the Mortgage Loans will consist of approximately 3,426 adjustable-rate and fixed-rate, first and second lien, mortgage loans totaling approximately $540,174,858. The
Mortgage Loans will be broken into two groups. The Group I Mortgage Loans will represent approximately 2,086 mortgage loans totaling $282,422,588 and the Group II Mortgage Loans will represent approximately 1,340 mortgage loans totaling $257,752,271.

ERISA:	The Class A and Class M Certificates (other than the Class M-11 Certificates) are expected to be
ERISA eligible, subject to certain investor-based qualifications.

SMMEA:	None of the Certificates will constitute “mortgage related securities” for the purposes of the
Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).

Taxation:	The Trust will be established as one or more REMICs for federal income tax purposes.

Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:	$25,000 and integral multiples of $1 in excess thereof.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Transaction Overview

Expected Pricing Date:	September 27, 2005

Expected Closing Date:	September 30, 2005

Legal Final Maturity Date:	October 25, 2035

Cut-off Date:	September 1, 2005

Record Date:	The business day immediately preceding each Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in October 2005.

Determination Date:	The Determination Date with respect to any Distribution Date is on the 15th day of the month in which the Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

Due Period:	The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which the Distribution Date occurs and ends on the first day of the month in which the Distribution Date occurs.

Prepayment Period:	The Prepayment Period with respect to any Distribution Date is the calendar month preceding the month in which the related Distribution Date occurs.

Interest Accrual Period:	Interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date based on an actual/360 day basis. The Class A Certificates and the Class M Certificates will initially settle flat (no accrued interest).

Optional Termination:	The majority holder of the Class CE Certificates (unless such majority holder is the Seller or an affiliate of the Seller), or if such majority holder fails to exercise such option, the Master Servicer
(or if the Master Servicer fails to exercise its option, the NIM Insurer, if any), may purchase all of the Mortgage Loans and REO properties and retire the certificates on or after the Optional
Termination Date.

Optional Termination Date:	The first Distribution Date on which the aggregate principal balance of the Mortgage Loans, after giving effect to distributions to be made on that Distribution Date, is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Net Monthly Excess	For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the
Cashflow:	excess of the Available Funds, net of any Net Swap Payment or Swap Termination Payment
owed to the Swap Provider (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the Swap Provider), if any, over the sum of (i) the monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates and (ii) the principal remittance amount.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Credit Enhancement

Credit Enhancement:	1) Excess Spread
2) Net Swap Payments received from the Swap Provider
3) Overcollateralization (“OC”)
4) Subordination

Overcollateralization Target	With respect to any Distribution Date, (i) prior to the Stepdown Date an amount equal to
Amount:	approximately 1.25% of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date (ii) on or after Stepdown Date if there is no Trigger Event, approximately 2.50%
of the then current aggregate outstanding principal balance of the Mortgage Loans but not less than 0.50% of the balance of the Mortgage Loans as of the Cut-off Date, and (iii) if a Trigger
Event is in effect, the Overcollateralization Target Amount for the immediately preceding
Distribution Date. The Overcollateralization Target Amount for the Class A Certificates and Class
M Certificates will be fully funded on the Closing Date.

Overcollateralization	With respect to any Distribution Date, the lesser of (A) the principal remittance amount on such
Reduction Amount:	Distribution Date and (B) the excess, if any, of (i) the Overcollateralized Amount for such
Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the
Overcollateralization Target Amount for such Distribution Date.

Stepdown Date:	The earlier to occur of (i) the first Distribution Date on which the aggregate Certificate Principal
Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (A) the
Distribution Date in October 2008 and (B) the date that the Credit Enhancement Percentage
(calculated for this purpose only after taking into account distributions of principal on the
Mortgage Loans, but prior to any distributions of the Group I or Group II Principal Distribution
Amount to the holders of the certificates then entitled to distributions of principal on such
Distribution Date) for the Class A Certificates is greater than or equal to approximately 41.40%.

Credit Enhancement	The Credit Enhancement Percentage for any class and any Distribution Date is the percentage
Percentage:	obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (including the OC) by (y) the aggregate principal balance of the Mortgage
Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of Group I Principal Distribution Amount and Group II Principal Distribution Amount
on the Distribution Date.

	CREDIT ENHANCEMENT PERCENTAGE
Class	As of Closing Date	After Stepdown Date

A	20.70%	41.40%
M-1	17.00%	34.00%
M-2	13.65%	27.30%
M-3	11.65%	23.30%
M-4	9.90%	19.80%
M-5	8.20%	16.40%
M-6	6.65%	13.30%
M-7	5.30%	10.60%
M-8	4.05%	8.10%
M-9	2.95%	5.90%
M-10	2.05%	4.10%
M-11	1.25%	2.50%

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Credit Enhancement

Trigger Event:	With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

	(a)	the percentage obtained by dividing (x) the aggregate Stated Principal Balance of
(i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii)
Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated
Principal Balance of the Mortgage Loans, in each case, calculated prior to taking into account payments of principal on the Mortgage Loans due on the related Due
Date or received during the related Prepayment Period, exceeds a percentage (as specified in the Pooling and Servicing Agreement) of the Credit Enhancement
Percentage. In the case of the Class A Certificates, the percentage will be
[38.10%]; or

	(b)	the aggregate amount of realized loss incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages as set forth below with respect to such Distribution Date:

Payment Date Occurring in	Percentage

October 2007 through	[1.35%] for the first month, plus an additional 1/12th of
September 2008	[1.30%] for each month thereafter
October 2008 through	[2.65%] for the first month, plus an additional 1/12th of
September 2009	[1.50%] for each month thereafter
October 2009 through	[4.15%] for the first month, plus an additional 1/12th of
September 2010	[1.25%] for each month thereafter
October 2010 through	[5.40%] for the first month, plus an additional 1/12th of
September 2011	[0.65%] for each month thereafter
October 2011 through	[6.05%] for the first month, plus an additional 1/12th of
September 2012	[0.10%] for each month thereafter
October 2012 and thereafter	[6.15%]

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Payment of Interest

Interest Payment Priority:	On each Distribution Date, the related Interest Remittance Amounts will be distributed in the following order of priority:

	(i)	from Available Funds, to pay any Net Swap Payment or Swap Termination Payment owed to the Swap Provider (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the swap provider);

	(ii)	from the Group I Interest Remittance Amount, to the holders of the Class A-1 Certificates, the
Senior Interest Distribution Amount related to such Certificates and from the Group II Interest
Remittance Amount, to the holders of the Class A-2, Class A-3 and Class A-4 Certificates pro
rata, the Senior Interest Distribution Amount related to such Certificates. Any combined Interest
Remittance Amount remaining after the distribution of the above will be available to pay any
Senior Interest Distribution Amounts remaining unpaid to the related Certificates;

	(iii)	to the holders of the Class M-1 Certificates, the Interest Distribution Amount for such class;

	(iv)	to the holders of the Class M-2 Certificates, the Interest Distribution Amount for such class;

	(v)	to the holders of the Class M-3 Certificates, the Interest Distribution Amount for such class;

	(vi)	to the holders of the Class M-4 Certificates, the Interest Distribution Amount for such class;

	(vii)	to the holders of the Class M-5 Certificates, the Interest Distribution Amount for such class;

	(viii)	to the holders of the Class M-6 Certificates, the Interest Distribution Amount for such class;

	(ix)	to the holders of the Class M-7 Certificates, the Interest Distribution Amount for such class;

	(x)	to the holders of the Class M-8 Certificates, the Interest Distribution Amount for such class;

	(xi)	to the holders of the Class M-9 Certificates, the Interest Distribution Amount for such class;

	(xii)	to the holders of the Class M-10 Certificates, the Interest Distribution Amount for such class;
and

	(xiii)	to the holders of the Class M-11 Certificates, the Interest Distribution Amount for such class.

Servicing Advances:	The Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable. The Servicer is entitled to reimbursement for these advances, and therefore these advances are not a form of credit enhancement.

Pass-Through Rate:	The Pass-Through Rate on any Distribution Date with respect to each class of Certificates will equal the lesser of (a) the related Formula Rate for such distribution date and (b) the related Net WAC Rate Cap for such Distribution Date.

Formula Rate:	The Formula Rate for each class of Certificates will equal the lesser of (a) 1-Month LIBOR as of the related
LIBOR Determination Date plus the applicable certificate margin and (b) the related Maximum Cap Rate.

Administrative Fees:	The Servicing Fee calculated at the Servicing Fee Rate of 0.500% per annum, and the Trustee Fee calculated at the Trustee Fee Rate of 0.024% per annum and the Credit Risk Manager Fee calculated at the
Credit Risk Manager Fee Rate of 0.015% per annum. Administrative Fees will be paid monthly based on the stated principal balance of the Mortgage Loans.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Payment of Interest

Expense Adjusted Net Mortgage	The per annum rate equal to the weighted average of the mortgage rates of each Mortgage Loan minus (a)
Rates:	the Trustee Fee Rate, (b) the Servicing Fee Rate and (c) the Credit Risk Manager Fee Rate.

Expense Adjusted Net Maximum	The per annum rate equal to the weighted average of the maximum mortgage rates (or the mortgage rate for
Mortgage Rate:	such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the sum of
(a) the Trustee Fee Rate, (b) the Servicing Fee Rate and (c) the Credit Risk Manager Fee Rate.

Interest Distribution Amount:	The Interest Distribution Amount for each of the Class A and Class M Certificates on any Distribution Date
will be equal to interest accrued during the related Interest Accrual Period on the Certificate Principal
Balance of that class immediately prior to such Distribution Date at the then applicable Pass-Through Rate for such class and reduced (to not less than zero), in the case of each such class, by the allocable share, if any, for such class of Prepayment Interest Shortfalls not covered by Compensating Interest and shortfalls resulting from the application of the Relief Act in each case to the extent not allocated to interest accrued on the Class CE Certificates.

Senior Interest Distribution	The Senior Interest Distribution Amount with respect to the Class A Certificates on any Distribution Date will
Amount:	be equal to the sum of the Interest Distribution Amount for such Distribution Date and the Interest Carry
Forward Amount, if any, for that Distribution Date.

Net WAC Rate Cap:	Class A Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the (x) weighted average of the Expense Adjusted Net
Mortgage Rates of the Group I Mortgage Loans, in the case of the Group I Senior Certificates and the
Expense Adjusted Net Mortgage Rates of the Group II Mortgage Loans, in the case of the Group II Senior
Certificates minus (y) the product of (i) Net Swap Payment or Swap Termination Payment owed to the Swap
Provider (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the swap provider) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment made to the Swap
Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans and
(ii) 12 (the “Net Swap Payment Rate”).

Class M Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the (x) weighted average of the Expense Adjusted
Net Mortgage Rates of the Group I Mortgage Loans and the Group II Mortgage Loans, weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current aggregate Certificate Principal Balance of the related Class A Certificates minus (y) the Net Swap Payment
Rate.

Basis Risk Shortfall:	Because most of the adjustable-rate Mortgage Loans are based on six-month LIBOR, with most having delayed first adjustments, and because the pass-through rates on the Class A and Class M Certificates are based on one-month LIBOR, the application of the related Net WAC Rate Cap could result in shortfalls of interest otherwise payable to such Certificates in certain periods. This may also occur if six-month LIBOR and one-month LIBOR rise quickly since the Mortgage Pool cash flows are constrained by interim caps. If
Basis Risk Shortfalls occur, they will be carried forward (a “Net WAC Rate Carryover Amount”) and such shortfalls will be paid on a subordinated basis on the same Distribution Date or on any subsequent
Distribution Date.

Maximum Cap Rate:	The Maximum Cap Rate for any Distribution Date and each Class A and Class M Certificate is calculated in the same manner as the related Net WAC Rate Cap, but based on the Expense Adjusted Net Maximum
Mortgage Rates of the applicable Mortgage Loans rather than the Expense Adjusted Net Mortgage Rates of the applicable Mortgage Loans, plus, the product of (a) a fraction, the numerator of which is equal to the Net
Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans and (b) 12.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Payment of Interest

Net WAC Rate Carryover	For any Distribution Date, (i) the excess of (a) the amount of interest such class would have accrued for
Amount:	such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the
Net WAC Rate Cap, together with the unpaid portion of any such amounts from the prior Distribution Date and (ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net
WAC Rate Cap. The Net WAC Rate Carryover Amount will be distributed from certain amounts received from the Swap Agreement and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period. The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

Swap Agreement:	On the Closing Date, the Trust Administrator will enter into a Swap Agreement with an initial notional amount of $539,000,000. Under the Swap Agreement, the Trust will be obligated to pay an amount equal to [4.320%] per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”). See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the
Swap Administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap
Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the swap provider, which swap termination payments will be subordinated to all distributions to noteholders).

On each Distribution Date, amounts in deposit in the Swap Account will be distributed as follows:

(i)	from the Swap Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially;

(ii)	from the Swap Account, to pay any principal first, on the Class A Certificates, pro rata, and second, on the Class M Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization
Target Amount;

(iii)	from the Swap Account, to pay any Realized Losses remaining on the Class M Certificates, sequentially; and

(iv)	from the Swap Account, to pay the Net WAC Rate Carryover Amount on the Class A and Class M
Certificates remaining unpaid.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Payment of Principal

Principal Payment Priority:	On each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, the Group I
Principal Distribution Amount and the Group II Principal Distribution Amount, shall be distributed as follows:

	(i)	from Available Funds, to pay any Net Swap Payment or the Swap Termination Payment to the Swap
Provider (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the swap provider);

	(ii)	Group I Principal Distribution Amount will be distributed first, to the holders of the Class A-1
Certificates until the Certificate Principal Balance thereof has been reduced to zero and second, any such principal remaining will be distributed, after taking into account the amount distributed pursuant to clause (iii) below, sequentially to the holders of the Class A-2 Certificates, Class A-3 Certificates
and Class A-4 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

	(iii)	Group II Principal Distribution Amount will be distributed first, sequentially, to the holders of the Class
A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, in that order, until the Certificate
Principal Balances have been reduced to zero and second, any such principal remaining will be distributed, after taking into account the amount distributed pursuant to clause (ii) above, to the holders of the Class A-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero.

	(iv)	to the holders of the Class M-1 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii) and (iii) above until the Certificate Principal Balance thereof has been reduced to zero;

	(v)	to the holders of the Class M-2 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii), (iii), and (iv) above until the Certificate Principal Balance thereof has been reduced to zero;

	(vi)	to the holders of the Class M-3 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii), (iii), (iv) and (v) above until the Certificate Principal Balance thereof has been reduced to zero;

	(vii)	to the holders of the Class M-4 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii), (iii), (iv), (v) and (vi) above until the Certificate Principal Balance thereof has been reduced to zero;

	(viii)	to the holders of the Class M-5 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii), (iii), (iv), (v), (vi) and (vii) above until the Certificate Principal
Balance thereof has been reduced to zero;

	(ix)	to the holders of the Class M-6 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii), (iii), (iv), (v), (vi), (vii) and (viii) above until the Certificate Principal
Balance thereof has been reduced to zero;

	(x)	to the holders of the Class M-7 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii), (iii), (iv), (v), (vi), (vii), (viii) and (ix) above until the Certificate
Principal Balance thereof has been reduced to zero;

	(xi)	to the holders of the Class M-8 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix) and (x) above until the Certificate
Principal Balance thereof has been reduced to zero;

	(xii)	to the holders of the Class M-9 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x) and (xi) above until the
Certificate Principal Balance thereof has been reduced to zero;

	(xiii)	to the holders of the Class M-10 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xi) and (xii) above until the
Certificate Principal Balance thereof has been reduced to zero; and

	(xiv)	to the holders of the Class M-11 Certificates, any Group I and Group II Principal Distribution Amount
remaining after the payment of (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xi), (xii) and (xiii) above until the Certificate Principal Balance thereof has been reduced to zero.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Payment of Principal

Principal Payment Priority:	On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect,
(continued)	the Group I Principal Distribution Amount and the Group II Principal Distribution Amount shall be distributed as follows:

	(i)	from Available Funds, to pay any Net Swap Payment or the Swap Termination Payment to the Swap
Provider (other than certain swap termination payments resulting from an event of default or certain termination events with respect to the swap provider);

	(ii)	Group I Principal Distribution Amount will be distributed first, to the holders of the Class A-1
Certificates, up to the Group I Senior Principal Distribution Amount, until the respective Certificate
Principal Balance thereof has been reduced to zero, any Group I Principal Distribution Amount remaining undistributed will be distributed sequentially to the holders of each class of Class A-2
Certificates, Class A-3 Certificates and Class A-4 Certificates, in that order up to an amount equal to the Group II Senior Principal Distribution Amount remaining undistributed after taking into account the distribution of the Group II Principal Distribution Amount as described in (iii) below, until the Certificate Principal Balances thereof have been reduced to zero.

	(iii)	Group II Principal Distribution Amount will be distributed first, sequentially to the holders of the
Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, in that order, up to the
Group II Senior Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero and second, any Group II Principal Distribution Amount remaining undistributed will be distributed to the holders of the Class A-1 Certificates, up to an amount equal to the Group I Senior Principal Distribution Amount remaining undistributed after taking into account the distribution in (ii) above, until the Certificate Principal Balance thereof has been reduced to zero;

	(iv)	to the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the
Certificate Principal Balance thereof has been reduced to zero;

	(v)	to the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the
Certificate Principal Balance thereof has been reduced to zero;

	(vi)	to the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the
Certificate Principal Balance thereof has been reduced to zero;

	(vii)	to the holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the
Certificate Principal Balance thereof has been reduced to zero;

	(viii)	to the holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the
Certificate Principal Balance thereof has been reduced to zero;

	(ix)	to the holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the
Certificate Principal Balance thereof has been reduced to zero;

	(x)	to the holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the
Certificate Principal Balance thereof has been reduced to zero;

	(xi)	to the holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the
Certificate Principal Balance thereof has been reduced to zero;

	(xii)	to the holders of the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the
Certificate Principal Balance thereof has been reduced to zero;

	(xiii)	to the holders of the Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

	(xiv)	to the holders of the Class M-11 Certificates, the Class M-11 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Payment of Principal

Group I Principal Distribution	The Group I Principal Distribution Amount for any Distribution Date will be the sum of (i) the principal portion
Amount:	of all scheduled monthly payments on the Group I Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of Group I Mortgage Loans (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related
Prepayment Period, to the extent applied as recoveries of principal on the Group I Mortgage Loans, and (iv) a percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date (based on the Group I senior allocation percentage) MINUS a percentage of the amount of any Overcollateralization
Reduction Amount for such Distribution Date (based on the Group I senior allocation percentage).

Group II Principal Distribution	The Group II Principal Distribution Amount for any Distribution Date will be the sum of (i) the principal portion
Amount:	of all scheduled monthly payments on the Group II Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of Group II Mortgage Loans (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related
Prepayment Period, to the extent applied as recoveries of principal on the Group II Mortgage Loans, and (iv)
a percentage of the amount of any Overcollateralization Increase Amount for such Distribution Date (based on the Group II senior allocation percentage) MINUS a percentage of the amount of any Overcollateralization
Reduction Amount for such Distribution Date (based on the Group II senior allocation percentage).

Group I Senior Principal	The “Group I Senior Principal Distribution Amount” is an amount equal to the excess of (x) the aggregate
Distribution Amount:	Certificate Principal Balance of the Group I Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 58.60% and (ii) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus approximately
$1,412,113.

Group II Senior Principal	The “Group II Senior Principal Distribution Amount” is an amount equal to the excess of (x) the aggregate
Distribution Amount:	Certificate Principal Balance of the Group II Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 58.60% and (ii) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus approximately
$1,288,761.

Class A Principal Distribution	The “Class A Principal Distribution Amount” is an amount equal to the sum of the Group I Senior Principal
Amount:	Distribution Amount and the Group II Senior Principal Distribution Amount.

Class M-1 Principal Distribution	The “Class M-1 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance
of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 66.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,700,874.

Class M-2 Principal Distribution	The “Class M-2 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts on such Distribution Date) and (ii)
the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 72.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,700,874.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Payment of Principal

Class M-3 Principal Distribution	The “Class M-3 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A, Class M-1, and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1, and Class M-2 Principal Distribution Amounts on such
Distribution Date) and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
$2,700,874.

Class M-4 Principal Distribution	The “Class M-4 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates
(after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal
Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-4
Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
approximately 80.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,700,874.

Class M-5 Principal Distribution	The “Class M-5 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4
Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and
Class M-4 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance
of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,700,874.

Class M-6 Principal Distribution	The “Class M-6 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and
Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class
M-3, Class M-4 and Class M-5 Principal Distribution Amounts on such Distribution Date) and (ii) the
Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y)
the lesser of (A) the product of (i) approximately 86.70% and (ii) the aggregate principal balance of the
Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the
Mortgage Loans as of the last day of the related Due Period minus approximately $2,700,874.

Class M-7 Principal Distribution	The “Class M-7 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2,
Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts on such Distribution Date)
and (ii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution
Date over (y) the lesser of (A) the product of (i) approximately 89.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,700,874.

Class M-8 Principal Distribution	The “Class M-8 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1,
Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts on
such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,700,874.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Payment of Principal

Class M-9 Principal Distribution	The “Class M-9 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A,
Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal
Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-9
Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
approximately 94.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,700,874.

Class M-10 Principal Distribution	The “Class M-10 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and
Class M-9 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance
of the Class M-10 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $2,700,874.

Class M-11 Principal Distribution	The “Class M-11 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the
Amount:	aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
Class M-8, Class M-9 and Class M-10 Principal Distribution Amounts on such Distribution Date) and (ii) the
Certificate Principal Balance of the Class M-11 Certificates immediately prior to such Distribution Date over
(y) the lesser of (A) the product of (i) approximately 97.50% and (ii) the aggregate principal balance of the
Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the
Mortgage Loans as of the last day of the related Due Period minus approximately $2,700,874.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Payment of Excess Cashflow

Monthly Excess Cashflow Distributions:	With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be distributed as follows:

	(i)	to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount allocated pro rata between the Group I Principal Distribution Amount and the Group II Principal Distribution Amount
based on the amount of principal received from each Mortgage Loan Group, and distributable as part of the respective Group I and Group II Principal Distribution Amount;

	(ii)	to the holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(iii)	to the holders of the Class M-1 Certificates, in an amount equal to the previously allocated Realized
Loss Amounts;

	(iv)	to the holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(v)	to the holders of the Class M-2 Certificates, in an amount equal to the previously allocated Realized
Loss Amounts;

	(vi)	to the holders of the Class M-3 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(vii)	to the holders of the Class M-3 Certificates, in an amount equal to the previously allocated Realized
Loss Amounts;

	(viii)	to the holders of the Class M-4 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(ix)	to the holders of the Class M-4 Certificates, in an amount equal to the previously allocated Realized
Loss Amounts;

	(x)	to the holders of the Class M-5 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(xi)	to the holders of the Class M-5 Certificates, in an amount equal to the previously allocated Realized
Loss Amounts;

	(xii)	to the holders of the Class M-6 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(xiii)	to the holders of the Class M-6 Certificates, in an amount equal to the previously allocated Realized
Loss Amounts;

	(xiv)	to the holders of the Class M-7 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(xv)	to the holders of the Class M-7 Certificates, in an amount equal to the previously allocated Realized
Loss Amounts;

	(xvi)	to the holders of the Class M-8 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(xvii)	to the holders of the Class M-8 Certificates, in an amount equal to the previously allocated Realized
Loss Amounts;

	(xviii)	to the holders of the Class M-9 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(xix)	to the holders of the Class M-9 Certificates, in an amount equal to the previously allocated Realized
Loss Amounts;

	(xx)	to the holders of the Class M-10 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(xxi)	to the holders of the Class M-10 Certificates, in an amount equal to the previously allocated
Realized Loss Amounts;

	(xxii)	to the holders of the Class M-11 Certificates, in an amount equal to the Interest Carry Forward
Amount allocable to such Certificates;

	(xxiii)	to the holders of the Class M-11 Certificates, in an amount equal to the previously allocated
Realized Loss Amounts;

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Payment of Excess Cashflow

Monthly Excess Cashflow	(xxiv)	to make payments to the Net WAC Rate Carryover Reserve Account, to the extent required, to
Distributions:		distribute to the holders of the Class A and the Class M Certificates any Net WAC Rate Carryover
(continued)		Amounts for such classes;

	(xxv)	to the Swap Provider, any Swap Termination Payments resulting from an event of default or certain termination events with the respect to the Swap Provider; and

	(xxvi)	to the holders of the Class CE, Class R and Class P Certificates as provided in the Pooling and
Servicing Agreement.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description Of The Total Collateral

Collateral Summary

Statistics for the adjustable-rate and fixed-rate mortgage loans listed below are based on their September
1, 2005 scheduled balances respectively (except for FICO which is based at origination.)

	Summary Statistics		Range (if applicable)

Number of Mortgage Loans:	3,426
Aggregate Current Principal Balance:	$540,174,858
Average Current Principal Balance:	$157,669		$3,509	–	$818,839
Aggregate Original Principal Balance:	$541,586,710
Average Original Principal Balance:	$158,081		$10,000	–	$820,000
Balloon Loans	0.81%
Interest Only Loans:	28.10%
1st Lien:	98.18%
Wtd. Avg. Gross Coupon:	7.215%		4.700%	–	12.990%
Wtd. Avg. Original Term (months):	356		120	–	360
Wtd. Avg. Remaining Term (months):	352		118	–	360
Margin (ARM Loans Only):	5.485%		2.250%	–	8.813%
Maximum Interest Rate (ARM Loans Only):	14.107%		7.400%	–	18.525%
Minimum Interest Rate (ARM Loans Only):	7.135%		2.250%	–	11.525%
Wtd. Avg. Original LTV:	80.28%		13.47%	–	100.00%
Wtd. Avg. Borrower FICO(1):	626		500	–	805
Geographic Distribution (Top 5):	California	30.43%
	Illinois	10.41%
	Texas	8.55%
	Florida	4.89%
	Nevada	3.98%

(1) Only includes mortgage loans that have Credit Scores.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Originator

					Wtd. Avg.
		Unpaid	% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Originator	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

MILA	1,910	263,742,692	48.83	138,085	7.182	81.34	636	48.21	2.31
New Century Mortgage	1,229	227,548,696	42.13	185,149	7.202	79.08	617	24.71	0.95
Nat City Mortgage	175	28,005,470	5.18	160,031	7.381	81.41	623	57.20	1.94
First Street Financial	57	11,577,250	2.14	203,110	7.212	81.54	644	47.84	8.88
Greenlight	52	8,647,876	1.60	166,305	7.913	74.53	585	62.88	0.00
Lancaster Mortgage Bankers	1	324,327	0.06	324,327	9.550	90.00	570	100.00	0.00
Equity Financial	1	258,981	0.05	258,981	8.990	57.78	566	0.00	0.00
Novelle Mortgage	1	69,566	0.01	69,566	8.000	43.75	551	100.00	0.00

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Original Principal Balance

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
Original Principal	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Balance ($)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

50,000 or less	261	6,919,170	1.28	26,510	10.779	92.68	619	41.13	77.69
50,001 - 100,000	958	72,500,053	13.42	75,679	7.925	80.38	611	56.90	5.21
100,001 - 150,000	788	96,018,610	17.78	121,851	7.479	79.50	611	52.95	0.71
150,001 - 200,000	480	82,907,809	15.35	172,725	7.234	79.04	619	39.72	0.00
200,001 - 250,000	317	70,944,865	13.13	223,801	7.081	79.85	630	33.63	0.00
250,001 - 300,000	254	69,140,185	12.80	272,205	6.837	80.19	631	34.28	0.00
300,001 - 350,000	149	48,231,031	8.93	323,698	6.770	81.74	646	27.49	0.00
350,001 - 400,000	109	40,813,393	7.56	374,435	6.800	81.03	645	20.09	0.00
400,001 - 450,000	46	19,683,532	3.64	427,903	6.637	81.12	637	23.73	0.00
450,001 - 500,000	33	15,632,683	2.89	473,718	6.801	79.00	643	30.42	0.00
500,001 - 550,000	18	9,458,939	1.75	525,497	6.555	81.89	646	22.51	0.00
550,001 - 600,000	10	5,762,716	1.07	576,272	6.554	82.70	660	29.43	0.00
600,001 - 650,000	1	616,000	0.11	616,000	6.500	80.00	653	100.00	0.00
700,001 - 750,000	1	727,031	0.13	727,031	6.000	69.45	728	0.00	0.00
800,001 - 850,000	1	818,839	0.15	818,839	7.750	80.00	630	0.00	0.00

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Current Unpaid Principal Balance

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
Current Unpaid Principal	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Balance ($)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

50,000 or less	264	7,022,503	1.30	26,600	10.744	92.46	618	41.29	76.55
50,001 - 100,000	958	72,600,113	13.44	75,783	7.922	80.39	611	56.89	5.20
100,001 - 150,000	787	95,967,967	17.77	121,942	7.477	79.46	611	53.03	0.71
150,001 - 200,000	478	82,755,061	15.32	173,128	7.236	79.08	619	39.61	0.00
200,001 - 250,000	321	71,944,102	13.32	224,125	7.086	79.91	629	33.51	0.00
250,001 - 300,000	250	68,140,948	12.61	272,564	6.828	80.14	632	34.42	0.00
300,001 - 350,000	149	48,231,031	8.93	323,698	6.770	81.74	646	27.49	0.00
350,001 - 400,000	110	41,212,541	7.63	374,659	6.786	80.95	645	20.86	0.00
400,001 - 450,000	45	19,284,384	3.57	428,542	6.663	81.28	637	22.15	0.00
450,001 - 500,000	33	15,632,683	2.89	473,718	6.801	79.00	643	30.42	0.00
500,001 - 550,000	18	9,458,939	1.75	525,497	6.555	81.89	646	22.51	0.00
550,001 - 600,000	10	5,762,716	1.07	576,272	6.554	82.70	660	29.43	0.00
600,001 - 650,000	1	616,000	0.11	616,000	6.500	80.00	653	100.00	0.00
700,001 - 750,000	1	727,031	0.13	727,031	6.000	69.45	728	0.00	0.00
800,001 - 850,000	1	818,839	0.15	818,839	7.750	80.00	630	0.00	0.00

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Gross Coupon

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Gross Coupon (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

4.501 - 5.000	2	335,462	0.06	167,731	4.757	79.80	679	22.99	0.00
5.001 - 5.500	51	11,530,062	2.13	226,080	5.352	76.99	667	67.16	0.00
5.501 - 6.000	226	51,210,232	9.48	226,594	5.862	77.03	657	53.31	0.00
6.001 - 6.500	457	93,798,612	17.36	205,249	6.308	78.29	649	43.41	0.00
6.501 - 7.000	687	132,603,199	24.55	193,018	6.782	79.78	637	32.55	0.00
7.001 - 7.500	477	75,926,598	14.06	159,175	7.280	80.47	626	33.14	0.00
7.501 - 8.000	443	68,754,504	12.73	155,202	7.763	82.49	609	32.48	0.00
8.001 - 8.500	299	40,093,180	7.42	134,091	8.268	82.41	593	33.02	0.11
8.501 - 9.000	233	28,118,792	5.21	120,682	8.747	80.69	575	40.24	1.24
9.001 - 9.500	118	13,447,102	2.49	113,958	9.278	83.24	579	40.10	7.75
9.501 - 10.000	108	10,063,613	1.86	93,182	9.778	82.50	574	65.50	6.56
10.001 - 10.500	88	6,366,208	1.18	72,343	10.261	83.42	589	81.63	19.12
10.501 - 11.000	46	2,912,662	0.54	63,319	10.810	89.12	603	30.51	59.22
11.001 - 11.500	91	2,926,963	0.54	32,164	11.303	96.72	634	4.97	93.97
11.501 - 12.000	10	421,897	0.08	42,190	11.771	95.40	606	27.13	88.16
12.001 - 12.500	14	250,983	0.05	17,927	12.290	95.23	593	19.92	100.00
12.501 - 13.000	76	1,414,788	0.26	18,616	12.811	98.16	569	94.14	100.00

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By FICO

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
FICO	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

N/A	5	296,756	0.05	59,351	9.025	55.81	N/A	100.00	0.00
500 - 519	110	17,605,314	3.26	160,048	8.147	75.07	510	45.80	0.00
520 - 539	117	15,935,425	2.95	136,200	8.274	76.68	530	45.57	0.00
540 - 559	175	27,548,159	5.10	157,418	7.833	79.42	550	44.29	0.19
560 - 579	462	51,375,628	9.51	111,203	8.480	80.20	569	67.88	2.83
580 - 599	440	62,052,498	11.49	141,028	7.152	79.74	589	62.78	0.63
600 - 619	419	65,127,691	12.06	155,436	6.977	80.24	609	54.79	0.64
620 - 639	539	88,221,567	16.33	163,676	7.112	81.24	630	28.92	3.13
640 - 659	408	72,387,617	13.40	177,421	6.948	80.56	650	22.22	2.05
660 - 679	300	52,203,912	9.66	174,013	6.813	80.67	669	23.13	2.74
680 - 699	168	31,136,995	5.76	185,339	6.741	82.07	690	22.51	1.72
700 - 719	110	22,059,674	4.08	200,542	6.778	81.05	709	15.49	2.36
720 - 739	88	16,770,081	3.10	190,569	6.662	82.05	729	25.37	2.31
740 - 759	50	10,329,195	1.91	206,584	6.564	79.63	750	23.84	3.64
760 - 779	22	4,503,818	0.83	204,719	6.311	80.96	769	53.30	0.54
780 - 799	12	2,391,452	0.44	199,288	6.350	80.87	787	8.51	0.00
800 - 819	1	229,075	0.04	229,075	5.990	47.92	805	0.00	0.00

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

Distribution By Lien Status

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Lien Status	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

1	3,138	530,345,751	98.18	169,008	7.146	79.93	626	39.22	0.00
2	288	9,829,107	1.82	34,129	10.969	99.16	643	28.17	100.00

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Original LTV(1)

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Original LTV (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

50.00 or less	75	10,036,586	1.86	133,821	6.788	41.31	622	38.21	0.00
50.01 - 55.00	32	5,877,403	1.09	183,669	7.124	52.87	596	35.26	0.00
55.01 - 60.00	43	8,050,256	1.49	187,215	7.172	58.02	593	29.70	0.00
60.01 - 65.00	85	14,738,595	2.73	173,395	6.844	63.55	617	28.93	0.00
65.01 - 70.00	112	20,468,276	3.79	182,752	7.151	68.64	603	28.41	0.27
70.01 - 75.00	164	29,019,875	5.37	176,950	7.218	73.93	593	33.70	0.00
75.01 - 80.00	1,758	282,612,516	52.32	160,758	7.005	79.85	638	41.02	0.00
80.01 - 85.00	315	54,330,112	10.06	172,477	7.404	84.33	597	36.51	0.02
85.01 - 90.00	437	82,230,277	15.22	188,170	7.370	89.50	625	42.75	0.32
90.01 - 95.00	142	19,851,887	3.68	139,802	7.868	94.75	635	34.24	3.23
95.01 -100.00	263	12,959,077	2.40	49,274	9.961	99.94	653	37.82	68.37

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

(1) References to loan-to-value are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

Distribution By Documentation

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Documentation	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Alternate	372	59,861,501	11.08	160,918	7.134	77.47	590	0.00	0.38
Full	1,547	210,761,088	39.02	136,239	7.174	80.64	608	100.00	1.31
Limited Income & Asset	41	8,456,949	1.57	206,267	7.096	80.62	601	0.00	4.09
Lite Doc	7	1,387,660	0.26	198,237	7.723	81.35	582	0.00	0.00
No Doc	14	2,804,256	0.52	200,304	7.247	81.32	678	0.00	0.00
No Income Verified	863	132,218,636	24.48	153,208	7.199	81.31	656	0.00	3.22
No Ratio	7	1,571,361	0.29	224,480	6.423	82.13	706	0.00	0.00
Stated Doc	556	118,485,934	21.93	213,104	7.352	79.75	643	0.00	1.55
Stated Income Full Asset	19	4,627,473	0.86	243,551	7.448	81.75	658	0.00	8.49

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Loan Purpose

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Loan Purpose	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Purchase	1,966	281,972,895	52.20	143,425	7.244	82.24	643	38.79	3.05
Cash Out Refi	1,242	224,242,304	41.51	180,549	7.203	77.64	608	37.88	0.51
Rate & Term Refi	216	33,684,389	6.24	155,946	7.047	81.24	616	48.80	0.23
Construction to Perm	2	275,270	0.05	137,635	8.448	94.63	653	0.00	3.61

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

Distribution By Property Type

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Property Type	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Single Family	2,488	381,804,238	70.68	153,458	7.219	80.19	623	40.55	1.75
Pud	360	53,229,253	9.85	147,859	7.331	81.69	629	46.51	2.91
Condomimium	201	31,751,289	5.88	157,967	7.038	80.92	643	36.57	2.51
Two Family	141	30,345,319	5.62	215,215	7.132	79.38	653	16.26	0.73
Pud Detached	109	20,842,827	3.86	191,219	7.225	79.30	614	27.44	1.69
Single Family Attached	66	8,223,958	1.52	124,605	7.251	80.87	633	56.27	1.63
Pud Attached	24	4,140,649	0.77	172,527	7.096	77.74	617	18.77	2.39
Two-Four Family Units Unknown	15	3,489,433	0.65	232,629	7.101	78.63	659	44.35	0.00
Three Family	9	2,878,487	0.53	319,832	7.615	83.59	610	31.33	0.00
Four Family	8	2,586,354	0.48	323,294	7.083	79.15	659	19.53	0.00
Low Rise Condo (2-4 floors)	3	516,746	0.10	172,249	7.534	45.55	570	40.15	0.00
Manufactured Housing	1	253,911	0.05	253,911	6.850	99.83	738	100.00	0.00
Rowhouse	1	112,393	0.02	112,393	8.625	80.00	586	100.00	0.00

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Occupancy Status

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Occupancy Status	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Owner Occupied	3,260	513,282,718	95.02	157,449	7.204	80.13	624	39.44	1.91
Investor Occupied	156	25,312,028	4.69	162,257	7.450	83.03	671	30.07	0.04
Second Home	10	1,580,112	0.29	158,011	7.068	83.86	659	43.63	0.00

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

Distribution By State

					Wtd. Avg.
		Unpaid	% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
State	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Southern California	386	97,290,600	18.01	252,048	6.848	77.71	639	24.17	2.51
Northern California	255	67,064,791	12.42	262,999	6.696	78.23	641	35.97	1.45
Illinois	320	56,230,645	10.41	175,721	7.011	82.40	643	36.62	1.32
Texas	518	46,207,441	8.55	89,204	7.943	81.51	614	49.35	3.28
Florida	173	26,412,725	4.89	152,675	7.635	78.53	595	27.76	0.89
Nevada	103	21,497,048	3.98	208,709	6.771	79.85	649	31.34	2.23
Washington	117	20,294,370	3.76	173,456	6.762	80.96	634	59.44	1.87
Michigan	184	18,535,555	3.43	100,737	7.831	82.56	615	56.49	1.01
Arizona	116	16,500,353	3.05	142,244	7.453	81.12	630	44.72	3.08
New York	62	16,172,759	2.99	260,851	7.063	80.00	628	21.45	0.52
Other	1,192	153,968,570	28.50	129,168	7.497	81.57	612	46.94	1.49

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Zip Code

					Wtd. Avg.
		Unpaid	% of Pool by	Avg.	Gross.	Wtd. Avg
	Number of	Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Zip Code	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

60639	8	2,423,339	0.45	302,917	6.458	83.61	652	25.79	0.00
95206	10	2,349,835	0.44	234,983	6.868	78.53	651	12.60	1.40
95670	9	2,130,496	0.39	236,722	6.589	81.65	649	11.64	3.42
60629	11	2,041,349	0.38	185,577	7.350	80.37	670	19.15	2.55
60076	6	1,834,944	0.34	305,824	6.968	82.70	651	14.34	0.00
77449	22	1,825,341	0.34	82,970	8.360	82.58	593	81.14	5.08
60641	6	1,634,229	0.30	272,371	7.047	82.50	678	0.00	4.63
89031	8	1,605,509	0.30	200,689	7.067	79.12	654	22.52	3.77
92337	5	1,511,070	0.28	302,214	6.715	81.15	600	54.76	0.00
92555	6	1,510,636	0.28	251,773	7.256	84.50	679	0.00	10.78
Other	3,335	521,308,111	96.51	156,314	7.222	80.23	626	39.57	1.78

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

Distribution By Remaining Months To Maturity

					Wtd. Avg.
		Unpaid	% of Pool by		Gross	Wtd. Avg.
	Number of	Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Remaining Months to Maturity	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

180 or less	102	7,013,704	1.30	68,762	8.709	84.48	649	37.03	50.83
181 - 240	196	6,221,194	1.15	31,741	10.050	89.54	625	25.72	66.73
241 - 300	2	183,355	0.03	91,677	6.757	69.97	645	0.00	0.00
301 - 360	3,126	526,756,606	97.52	168,508	7.162	80.11	626	39.21	0.40

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Product Type

					Wtd. Avg.
		Unpaid	% of Pool by		Gross.	Wtd. Avg
	Number of	Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Product Type	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

10 YR FIXED	4	357,435	0.07	89,359	6.508	70.22	618	29.96	0.00
15YR BALLOON	68	3,647,204	0.68	53,635	10.508	98.62	654	33.43	96.19
15YR FXD	30	3,009,065	0.56	100,302	6.791	69.03	646	42.22	1.90
20YR FXD	196	6,221,194	1.15	31,741	10.050	89.54	625	25.72	66.73
2/6 MONTH LIBOR	1,875	284,535,921	52.67	151,752	7.486	80.86	608	40.71	0.00
2/6 MONTH LIBOR - 24 MONTH IO	554	127,416,886	23.59	229,994	6.617	80.20	655	32.87	0.00
2/6 MONTH LIBOR - 60 MONTH IO	43	11,154,193	2.06	259,400	6.931	80.32	656	26.11	0.00
30YR FXD	426	63,524,206	11.76	149,118	6.963	75.93	640	41.07	3.32
30YR FXD - 60 MONTH IO	8	1,152,665	0.21	144,083	6.614	80.00	633	67.54	0.00
30YR FXD -120 MONTH IO	1	132,000	0.02	132,000	7.675	80.00	602	100.00	0.00
3/1 ARM 1 YR LIBOR - 36 MONTH IO	1	235,590	0.04	235,590	5.250	80.00	772	100.00	0.00
3/6 MONTH LIBOR	105	16,670,906	3.09	158,771	7.384	81.06	616	54.17	0.00
3/6 MONTH LIBOR - 36 MONTH IO	16	2,829,835	0.52	176,865	7.005	81.86	670	46.73	0.00
3/6 MONTH LIBOR - 60 MONTH IO	17	5,529,784	1.02	325,281	6.640	82.43	651	43.32	0.00
5/6 MONTH LIBOR	15	2,615,545	0.48	174,370	6.609	75.29	632	34.13	0.00
5/6 MONTH LIBOR - 60 MONTH IO	15	3,351,569	0.62	223,438	6.536	76.79	667	60.34	0.00
6 MONTH LIBOR	48	7,058,762	1.31	147,058	6.755	83.41	619	34.96	0.00
BALLOON OTHER	4	732,099	0.14	183,025	6.670	86.12	592	79.10	0.00

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Prepayment Penalty

					Wtd. Avg.
		Unpaid	% of Pool by		Gross	Wtd. Avg.
	Number of	Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Prepay Penalty (months)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

0	929	130,555,653	24.17	140,534	7.424	81.75	631	32.83	5.25
12	135	28,856,220	5.34	213,750	7.051	79.60	644	41.18	0.45
24	1,727	282,770,519	52.35	163,735	7.249	80.69	620	37.83	0.84
36	635	97,992,466	18.14	154,319	6.891	77.32	634	50.07	0.47

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

Distribution By Credit Grade

					Wtd. Avg.
		Unpaid	% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Credit Grade	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

N/A	1,913	264,395,566	48.95	138,210	7.186	81.32	636	48.24	2.31
AA	883	170,814,009	31.62	193,447	7.020	80.88	635	24.74	1.83
A+	175	31,552,851	5.84	180,302	7.381	77.49	586	29.16	0.19
A-	110	17,932,209	3.32	163,020	7.633	76.20	571	26.91	0.00
A4	102	16,231,986	3.00	159,137	7.211	82.59	652	34.45	3.35
C	70	12,510,306	2.32	178,719	8.054	68.59	563	42.81	0.00
B	87	12,293,296	2.28	141,302	8.454	73.59	560	33.93	0.00
AX	46	6,831,504	1.26	148,511	7.256	78.67	598	88.88	0.00
Sup	21	4,189,132	0.78	199,482	7.013	74.49	610	64.03	0.00
AM	17	3,179,128	0.59	187,008	7.972	84.47	576	96.47	0.00
CX	1	139,945	0.03	139,945	10.550	51.66	527	0.00	0.00
C-	1	104,927	0.02	104,927	11.150	64.02	515	0.00	0.00

Total:	3,426	540,174,858	100.00	157,669	7.215	80.28	626	39.02	1.82

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Next Adjustment Date

					Wtd. Avg.
		Unpaid	% of Pool by		Gross	Wtd. Avg.
	Number of	Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Next Adjustment Date	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

October 2005	29	4,291,984	0.93	147,999	6.675	83.19	626	39.20	0.00
November 2005	7	985,816	0.21	140,831	6.736	85.97	607	32.54	0.00
December 2005	3	367,218	0.08	122,406	6.684	85.90	635	27.69	0.00
January 2006	7	979,022	0.21	139,860	7.421	80.88	595	37.08	0.00
February 2006	1	113,712	0.02	113,712	6.850	79.73	595	0.00	0.00
March 2006	1	321,009	0.07	321,009	5.900	84.74	614	0.00	0.00
September 2006	1	241,211	0.05	241,211	8.450	90.00	575	0.00	0.00
November 2006	1	223,559	0.05	223,559	6.075	80.00	602	100.00	0.00
December 2006	3	335,266	0.07	111,755	7.808	72.39	584	100.00	0.00
January 2007	4	762,570	0.17	190,642	6.842	82.60	671	57.04	0.00
February 2007	18	2,897,543	0.63	160,975	7.100	82.49	638	50.90	0.00
March 2007	183	32,031,840	6.93	175,037	7.108	81.98	630	42.92	0.00
April 2007	856	125,906,231	27.24	147,087	7.284	81.83	632	47.44	0.00
May 2007	313	53,161,758	11.50	169,846	7.331	82.52	633	33.82	0.00
June 2007	537	108,610,735	23.50	202,255	7.101	79.38	617	35.53	0.00
July 2007	525	91,261,034	19.75	173,831	7.216	79.09	610	27.64	0.00
August 2007	8	2,483,844	0.54	310,481	7.107	78.89	648	17.07	0.00
September 2007	27	5,923,510	1.28	219,389	7.005	79.23	631	51.12	0.00
December 2007	1	324,327	0.07	324,327	9.550	90.00	570	100.00	0.00
January 2008	1	208,559	0.05	208,559	6.875	59.15	643	0.00	0.00
February 2008	5	677,896	0.15	135,579	7.863	74.01	598	61.80	0.00
March 2008	35	6,199,154	1.34	177,119	7.200	81.83	616	59.52	0.00
April 2008	39	6,524,437	1.41	167,293	7.008	82.85	652	43.00	0.00
May 2008	16	2,509,135	0.54	156,821	7.610	82.68	635	63.70	0.00
June 2008	15	3,179,422	0.69	211,961	7.131	77.29	636	40.40	0.00
July 2008	22	3,967,135	0.86	180,324	7.256	81.01	612	32.85	0.00
August 2008	1	264,000	0.06	264,000	5.750	80.00	622	100.00	0.00
September 2008	4	1,412,050	0.31	353,013	6.088	86.74	670	91.78	0.00
March 2010	3	704,150	0.15	234,717	6.404	77.55	630	34.08	0.00
April 2010	16	2,615,835	0.57	163,490	6.511	76.27	659	76.14	0.00
May 2010	2	388,258	0.08	194,129	6.663	81.05	629	100.00	0.00
July 2010	8	2,140,121	0.46	267,515	6.533	73.56	658	8.22	0.00
September 2010	1	118,750	0.03	118,750	9.125	95.00	566	100.00	0.00

Total:	2,693	462,131,090	100.00	171,605	7.191	80.68	624	38.86	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Margin

					Wtd. Avg.
		Unpaid	% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Margin (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

4.000 or less	103	22,060,988	4.77	214,184	5.708	80.04	670	85.25	0.00
4.001 - 4.500	244	45,666,929	9.88	187,160	6.313	80.33	648	50.75	0.00
4.501 - 5.000	408	74,816,483	16.19	183,374	6.782	80.62	641	37.55	0.00
5.001 - 5.500	298	48,749,099	10.55	163,588	7.123	80.82	634	34.03	0.00
5.501 - 6.000	1,002	184,680,712	39.96	184,312	7.218	80.97	619	28.60	0.00
6.001 - 6.500	238	37,242,932	8.06	156,483	7.793	80.74	605	25.59	0.00
6.501 - 7.000	191	26,868,136	5.81	140,671	8.329	78.51	580	48.70	0.00
7.001 - 7.500	63	7,897,130	1.71	125,351	8.698	84.62	590	64.56	0.00
7.501 - 8.000	75	7,538,872	1.63	100,518	9.572	81.29	582	80.26	0.00
8.001 - 8.500	62	5,927,750	1.28	95,609	9.996	80.27	571	94.94	0.00
8.501 - 9.000	9	682,058	0.15	75,784	10.406	79.95	567	100.00	0.00

Total:	2,693	462,131,090	100.00	171,605	7.191	80.68	624	38.86	0.00

Distribution By Life Minimum Rate

					Wtd. Avg.
		Unpaid	% of Pool by		Gross	Wtd. Avg.
	Number of	Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Life Minimum Rate (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

4.000 or less	1	235,590	0.05	235,590	5.250	80.00	772	100.00	0.00
4.501 - 5.000	3	734,610	0.16	244,870	5.093	76.25	649	64.83	0.00
5.001 - 5.500	60	12,843,681	2.78	214,061	5.589	76.51	661	66.23	0.00
5.501 - 6.000	205	46,034,569	9.96	224,559	6.033	79.57	650	56.55	0.00
6.001 - 6.500	392	81,366,188	17.61	207,567	6.384	79.95	645	43.22	0.00
6.501 - 7.000	585	113,310,243	24.52	193,693	6.831	80.63	636	32.35	0.00
7.001 - 7.500	392	64,172,494	13.89	163,705	7.307	80.87	624	30.94	0.00
7.501 - 8.000	359	57,336,050	12.41	159,710	7.758	82.35	610	27.02	0.00
8.001 - 8.500	253	35,021,289	7.58	138,424	8.274	82.52	591	30.55	0.00
8.501 - 9.000	196	24,937,811	5.40	127,234	8.749	80.27	573	38.94	0.00
9.001 - 9.500	86	10,807,486	2.34	125,668	9.270	82.87	569	45.62	0.00
9.501 - 10.000	90	9,038,665	1.96	100,430	9.764	81.09	565	68.79	0.00
10.001 - 10.500	56	5,095,180	1.10	90,985	10.242	79.63	567	97.71	0.00
10.501 - 11.000	12	970,937	0.21	80,911	10.732	75.80	547	63.63	0.00
11.001 - 11.500	2	176,351	0.04	88,176	11.120	61.44	519	0.00	0.00
11.501 - 12.000	1	49,944	0.01	49,944	11.525	64.10	570	0.00	0.00

Total:	2,693	462,131,090	100.00	171,605	7.191	80.68	624	38.86	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Life Maximum Rate

					Wtd. Avg.
		Unpaid	% of Pool by		Gross	Wtd. Avg.
	Number of	Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Life Maximum Rate (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

10.000 or less	1	87,264	0.02	87,264	7.400	79.88	582	100.00	0.00
10.001 - 10.500	1	538,500	0.12	538,500	7.140	82.85	633	0.00	0.00
11.001 - 11.500	4	1,149,738	0.25	287,435	5.405	72.22	653	100.00	0.00
11.501 - 12.000	13	3,274,032	0.71	251,849	5.691	79.58	680	72.96	0.00
12.001 - 12.500	60	12,653,500	2.74	210,892	5.553	78.60	664	64.85	0.00
12.501 - 13.000	202	45,785,300	9.91	226,660	6.065	79.71	649	54.73	0.00
13.001 - 13.500	389	80,916,961	17.51	208,013	6.393	79.70	645	42.66	0.00
13.501 - 14.000	584	112,761,285	24.40	193,084	6.851	80.64	636	32.38	0.00
14.001 - 14.500	393	63,463,307	13.73	161,484	7.322	80.73	624	30.06	0.00
14.501 - 15.000	358	56,909,092	12.31	158,964	7.776	82.47	609	27.91	0.00
15.001 - 15.500	249	34,144,744	7.39	137,127	8.275	82.66	591	30.60	0.00
15.501 - 16.000	194	24,586,352	5.32	126,734	8.755	79.86	572	39.06	0.00
16.001 - 16.500	86	11,013,062	2.38	128,059	9.279	82.95	570	46.64	0.00
16.501 - 17.000	89	8,695,484	1.88	97,702	9.788	80.83	566	67.77	0.00
17.001 - 17.500	57	5,200,107	1.13	91,230	10.261	79.32	566	95.73	0.00
17.501 - 18.000	11	830,992	0.18	75,545	10.762	79.86	550	74.35	0.00
18.001 - 18.500	1	71,424	0.02	71,424	11.075	57.66	525	0.00	0.00
18.501 - 19.000	1	49,944	0.01	49,944	11.525	64.10	570	0.00	0.00

Total:	2,693	462,131,090	100.00	171,605	7.191	80.68	624	38.86	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Total Mortgage Loans

Distribution By Initial Cap

					Wtd. Avg.
		Unpaid	% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Initial Cap (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

1.000	55	8,073,403	1.75	146,789	6.936	82.73	614	32.07	0.00
1.500	954	187,556,716	40.59	196,600	7.256	80.15	613	24.62	0.00
2.000	1	235,590	0.05	235,590	5.250	80.00	772	100.00	0.00
3.000	1,683	266,265,381	57.62	158,209	7.154	81.00	632	49.03	0.00

Total:	2,693	462,131,090	100.00	171,605	7.191	80.68	624	38.86	0.00

Distribution By Periodic Cap

					Wtd. Avg.
		Unpaid	% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Periodic Cap (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

1.000	1,693	266,831,589	57.74	157,609	7.125	81.24	633	48.14	0.00
1.500	954	187,556,716	40.59	196,600	7.256	80.15	613	24.62	0.00
2.000	46	7,742,785	1.68	168,321	7.868	74.44	586	63.55	0.00

Total:	2,693	462,131,090	100.00	171,605	7.191	80.68	624	38.86	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description Of The Group I Collateral

Collateral Summary

Statistics for the adjustable-rate and fixed-rate mortgage loans listed below are based on their September 1, 2005 scheduled balances respectively (except for FICO which is based at origination.)

	Summary Statistics		Range (if applicable)

Number of Mortgage Loans:	2,086
Aggregate Current Principal Balance:	$282,422,588
Average Current Principal Balance:	$135,390		$8,047	–	$489,112
Aggregate Original Principal Balance:	$283,115,354
Average Original Principal Balance:	$135,722		$10,000	–	$490,000
Balloon Loans	0.48%
Interest Only Loans:	19.90%
1st Lien:	98.64%
Wtd. Avg. Gross Coupon:	7.225%		4.700%	–	12.990%
Wtd. Avg. Original Term (months):	355		120	–	360
Wtd. Avg. Remaining Term (months):	352		118	–	360
Margin (ARM Loans Only):	5.429%		2.250%	–	8.740%
Maximum Interest Rate (ARM Loans Only):	14.202%		7.400%	–	17.350%
Minimum Interest Rate (ARM Loans Only):	7.220%		2.250%	–	10.550%
Wtd. Avg. Original LTV:	79.26%		13.47%	–	100.00%
Wtd. Avg. Borrower FICO(1):	616		500	–	805
Geographic Distribution (Top 5):	California	24.15%
	Illinois	10.70%
	Texas	8.94%
	Florida	6.53%
	Washington	4.26%

(1) Only includes mortgage loans that have Credit Scores.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Originator

					Wtd. Avg.
		Unpaid	% of Pool by		Gross.	Wtd. Avg
	Number of	Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Originator	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

New Century Mortgage	891	137,788,883	48.79	154,645	7.310	77.74	603	28.75	0.42
MILA	1,123	133,034,107	47.10	118,463	7.128	81.37	629	58.61	2.34
Nat City Mortgage	33	4,187,975	1.48	126,908	7.527	75.57	618	65.28	2.17
Greenlight	21	3,813,128	1.35	181,578	7.374	69.07	597	70.73	0.00
First Street Financial	18	3,598,495	1.27	199,916	7.088	74.65	617	49.83	1.95

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

Distribution By Original Principal Balance

					Wtd. Avg.
		Unpaid	% of Pool by		Gross	Wtd. Avg.
Original Principal	Number of	Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Balance ($)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

50,000 or less	184	4,430,618	1.57	24,079	10.862	93.18	617	45.42	78.87
50,001 - 100,000	656	49,617,747	17.57	75,637	7.580	79.16	610	57.52	0.72
100,001 - 150,000	512	62,566,639	22.15	122,200	7.286	78.87	608	54.11	0.00
150,001 - 200,000	315	54,379,056	19.25	172,632	7.166	77.80	617	38.16	0.00
200,001 - 250,000	177	39,532,819	14.00	223,349	7.063	79.04	621	35.80	0.00
250,001 - 300,000	148	40,091,495	14.20	270,888	6.882	79.33	615	40.83	0.00
300,001 - 350,000	75	24,276,850	8.60	323,691	6.779	81.40	633	36.06	0.00
350,001 - 400,000	12	4,375,891	1.55	364,658	6.985	79.45	620	8.43	0.00
400,001 - 450,000	5	2,191,535	0.78	438,307	6.283	79.13	634	0.00	0.00
450,001 - 500,000	2	959,939	0.34	479,970	7.138	79.81	656	0.00	0.00

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Current Unpaid Principal Balance

					Wtd. Avg.
		Unpaid	% of Pool by		Gross	Wtd. Avg.
Current Unpaid Principal	Number of	Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Balance ($)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

50,000 or less	186	4,530,442	1.60	24,357	10.807	92.84	616	45.53	77.13
50,001 - 100,000	656	49,717,806	17.60	75,789	7.577	79.17	610	57.50	0.72
100,001 - 150,000	511	62,515,996	22.14	122,341	7.283	78.81	608	54.23	0.00
150,001 - 200,000	314	54,229,816	19.20	172,706	7.170	77.85	617	37.99	0.00
200,001 - 250,000	181	40,532,056	14.35	223,934	7.073	79.16	620	35.53	0.00
250,001 - 300,000	144	39,092,258	13.84	271,474	6.867	79.21	616	41.24	0.00
300,001 - 350,000	75	24,276,850	8.60	323,691	6.779	81.40	633	36.06	0.00
350,001 - 400,000	12	4,375,891	1.55	364,658	6.985	79.45	620	8.43	0.00
400,001 - 450,000	5	2,191,535	0.78	438,307	6.283	79.13	634	0.00	0.00
450,001 - 500,000	2	959,939	0.34	479,970	7.138	79.81	656	0.00	0.00

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Gross Coupon

					Wtd. Avg.
		Unpaid	% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Gross Coupon (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

4.501 - 5.000	2	335,462	0.12	167,731	4.757	79.80	679	22.99	0.00
5.001 - 5.500	30	5,569,145	1.97	185,638	5.376	75.51	655	55.61	0.00
5.501 - 6.000	150	28,625,573	10.14	190,837	5.887	75.05	651	55.69	0.00
6.001 - 6.500	284	46,309,913	16.40	163,063	6.303	76.81	637	52.43	0.00
6.501 - 7.000	393	62,458,230	22.12	158,927	6.775	79.11	628	43.14	0.00
7.001 - 7.500	300	40,844,556	14.46	136,149	7.289	79.93	611	43.10	0.00
7.501 - 8.000	284	37,929,405	13.43	133,554	7.773	80.77	601	38.78	0.00
8.001 - 8.500	213	26,746,277	9.47	125,569	8.272	82.17	585	33.98	0.00
8.501 - 9.000	172	20,068,852	7.11	116,679	8.751	79.89	571	35.28	0.34
9.001 - 9.500	56	6,140,912	2.17	109,659	9.251	83.06	571	46.26	1.61
9.501 - 10.000	37	3,254,457	1.15	87,958	9.693	81.03	559	46.56	5.71
10.001 - 10.500	19	744,836	0.26	39,202	10.331	90.65	634	34.54	61.58
10.501 - 11.000	11	622,576	0.22	56,598	10.735	77.57	591	14.63	42.71
11.001 - 11.500	54	1,188,474	0.42	22,009	11.285	98.19	642	6.36	100.00
11.501 - 12.000	7	240,449	0.09	34,350	11.871	99.38	611	28.15	100.00
12.001 - 12.500	11	202,263	0.07	18,388	12.296	94.91	596	12.36	100.00
12.501 - 13.000	63	1,141,209	0.40	18,114	12.833	98.35	568	97.07	100.00

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By FICO

					Wtd. Avg.
		Unpaid	% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
FICO	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

N/A	2	109,049	0.04	54,525	7.691	24.74	N/A	100.00	0.00
500 - 519	86	13,268,781	4.70	154,288	8.020	74.65	510	46.73	0.00
520 - 539	95	12,390,099	4.39	130,422	8.267	76.45	530	42.62	0.00
540 - 559	128	19,133,308	6.77	149,479	7.764	77.70	550	38.46	0.00
560 - 579	263	28,266,919	10.01	107,479	8.108	79.88	570	56.44	4.08
580 - 599	322	41,962,821	14.86	130,319	7.114	78.97	589	62.01	0.56
600 - 619	283	38,640,288	13.68	136,538	7.027	79.68	609	53.20	0.53
620 - 639	302	39,972,403	14.15	132,359	7.034	79.73	630	36.89	2.13
640 - 659	219	31,116,376	11.02	142,084	6.952	79.68	650	29.07	1.81
660 - 679	156	21,533,641	7.62	138,036	6.714	79.60	670	40.29	2.34
680 - 699	88	14,216,528	5.03	161,551	6.728	81.26	690	25.81	0.45
700 - 719	46	7,436,057	2.63	161,653	6.676	81.54	707	30.11	1.17
720 - 739	48	6,681,270	2.37	139,193	6.860	84.34	729	39.78	1.72
740 - 759	25	3,973,828	1.41	158,953	6.492	77.72	749	29.07	1.18
760 - 779	15	2,391,336	0.85	159,422	6.562	79.86	766	38.97	1.02
780 - 799	7	1,100,807	0.39	157,258	6.487	81.92	788	18.49	0.00
800 - 819	1	229,075	0.08	229,075	5.990	47.92	805	0.00	0.00

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

Distribution By Lien Status

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Lien Status	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

1	1,915	278,571,915	98.64	145,468	7.166	78.99	616	44.23	0.00
2	171	3,850,673	1.36	22,519	11.521	98.57	623	41.26	100.00

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Original LTV(1)

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Original LTV (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

50.00 or less	64	8,681,806	3.07	135,653	6.713	41.55	620	40.31	0.00
50.01 - 55.00	28	4,505,529	1.60	160,912	7.264	52.82	591	23.90	0.00
55.01 - 60.00	33	5,893,999	2.09	178,606	6.951	58.15	596	33.35	0.00
60.01 - 65.00	66	10,460,136	3.70	158,487	6.805	63.77	609	35.90	0.00
65.01 - 70.00	87	14,630,836	5.18	168,171	7.242	68.79	594	30.33	0.38
70.01 - 75.00	124	19,785,154	7.01	159,558	7.305	73.91	586	37.86	0.00
75.01 - 80.00	923	119,436,304	42.29	129,400	6.999	79.79	627	49.80	0.00
80.01 - 85.00	231	37,456,714	13.26	162,150	7.363	84.28	593	38.33	0.03
85.01 - 90.00	287	45,141,802	15.98	157,289	7.413	89.43	621	47.48	0.22
90.01 - 95.00	98	11,176,247	3.96	114,043	7.916	94.64	642	40.18	4.02
95.01 -100.00	145	5,254,061	1.86	36,235	9.933	99.90	646	53.77	61.56

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

(1) References to loan-to-value are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

Distribution By Documentation

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Documentation	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Alternate	326	48,369,727	17.13	148,373	7.175	76.81	585	0.00	0.28
Full	1,008	124,806,127	44.19	123,816	7.097	80.05	607	100.00	1.27
Limited Income & Asset	23	4,522,472	1.60	196,629	7.153	76.89	599	0.00	0.93
Lite Doc	5	896,255	0.32	179,251	7.206	79.66	599	0.00	0.00
No Income Verified	447	55,068,338	19.50	123,195	7.283	81.38	653	0.00	3.12
Stated Doc	272	47,866,919	16.95	175,981	7.550	77.48	628	0.00	0.67
Stated Income Full Asset	5	892,750	0.32	178,550	7.283	77.11	694	0.00	5.04

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Loan Purpose

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Loan Purpose	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Cash Out Refi	981	159,735,548	56.56	162,829	7.215	77.02	605	37.75	0.44
Purchase	923	95,607,686	33.85	103,584	7.295	82.40	634	53.82	3.20
Rate & Term Refi	180	26,804,084	9.49	148,912	7.030	81.21	616	48.68	0.29
Construction to Perm	2	275,270	0.10	137,635	8.448	94.63	653	0.00	3.61

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

Distribution By Property Type

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Property Type	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Single Family	1,590	210,928,875	74.69	132,660	7.238	79.18	613	45.65	1.33
Pud	160	18,872,782	6.68	117,955	7.314	81.62	617	65.70	2.89
Two Family	83	16,441,868	5.82	198,095	7.039	78.07	644	19.79	0.71
Condominium	110	14,470,330	5.12	131,548	6.983	79.86	631	40.25	1.24
Pud Detached	70	10,674,131	3.78	152,488	7.383	78.70	597	26.49	0.57
Single Family Attached	38	3,962,722	1.40	104,282	7.137	82.61	624	64.07	2.81
Pud Attached	20	3,186,739	1.13	159,337	7.274	78.92	599	20.65	1.19
Four Family	6	2,081,329	0.74	346,888	7.258	76.61	638	0.00	0.00
Three Family	4	920,760	0.33	230,190	7.706	73.79	587	48.85	0.00
Low Rise Condo (2-4 floors)	3	516,746	0.18	172,249	7.534	45.55	570	40.15	0.00
Manufactured Housing	1	253,911	0.09	253,911	6.850	99.83	738	100.00	0.00
Rowhouse	1	112,393	0.04	112,393	8.625	80.00	586	100.00	0.00

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Occupancy Status

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Occupancy Status	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Owner Occupied	1,974	265,175,775	93.89	134,334	7.211	78.96	612	44.87	1.45
Investor Occupied	106	16,335,425	5.78	154,108	7.510	84.05	669	33.09	0.06
Second Home	6	911,388	0.32	151,898	6.369	81.43	696	44.46	0.00

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

Distribution By State

					Wtd. Avg.
			% of Pool by	Avg.	Gross.	Wtd. Avg
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
State	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

Southern California	196	41,985,616	14.87	214,212	6.920	73.20	618	32.84	0.46
Illinois	197	30,220,368	10.70	153,403	6.985	81.98	641	41.06	1.45
Northern California	123	26,215,020	9.28	213,130	6.737	76.36	623	45.27	0.59
Texas	310	25,245,031	8.94	81,436	7.744	81.02	611	49.13	3.26
Florida	127	18,436,822	6.53	145,172	7.608	77.04	590	22.74	0.38
Washington	73	12,020,775	4.26	164,668	6.765	81.01	625	66.81	0.93
Michigan	121	11,090,580	3.93	91,658	7.773	82.73	603	60.90	1.22
Nevada	53	9,533,747	3.38	179,882	6.739	78.82	641	45.76	1.63
Arizona	72	8,653,631	3.06	120,189	7.630	82.04	617	50.36	4.09
Ohio	89	8,441,902	2.99	94,853	7.536	82.52	609	61.22	0.00
Other	725	90,579,096	32.07	124,937	7.344	80.78	609	45.79	1.57

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Zip Code

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Zip Code	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

92337	4	1,115,070	0.39	278,767	6.862	81.56	590	74.20	0.00
60629	6	1,071,391	0.38	178,565	7.241	80.76	683	0.00	4.86
92553	4	1,031,867	0.37	257,967	6.712	80.99	620	22.50	0.00
60402	5	1,023,365	0.36	204,673	6.492	79.99	696	17.70	0.00
60639	3	1,015,789	0.36	338,596	6.299	84.44	664	36.33	0.00
95670	4	959,859	0.34	239,965	5.801	78.72	646	25.84	0.00
60641	3	901,062	0.32	300,354	7.163	82.86	658	0.00	0.00
77449	13	885,235	0.31	68,095	7.855	81.50	601	61.10	10.48
94591	3	877,673	0.31	292,558	7.047	77.87	577	100.00	0.00
93552	4	857,798	0.30	214,450	7.205	86.19	655	0.00	6.91
Other	2,037	272,683,478	96.55	133,865	7.239	79.18	615	44.57	1.34

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

Distribution By Remaining Months To Maturity

					Wtd. Avg.
			% of Pool by		Gross.	Wtd. Avg
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Remaining Months to Maturity	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

180 or less	63	4,139,224	1.47	65,702	7.888	76.64	634	47.37	24.05
181 - 240	144	4,344,170	1.54	30,168	9.557	85.36	617	29.92	52.36
241 - 300	2	183,355	0.06	91,677	6.757	69.97	645	0.00	0.00
301 - 360	1,877	273,755,839	96.93	145,848	7.179	79.21	615	44.40	0.21

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Product Type

					Wtd. Avg.
			% of Pool by		Gross.	Wtd. Avg
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Product Type	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

10 YR FIXED	4	357,435	0.13	89,359	6.508	70.22	618	29.96	0.00
15YR BALLOON	30	1,077,385	0.38	35,913	10.901	96.28	626	54.11	87.11
15YR FXD	29	2,704,403	0.96	93,255	6.869	69.66	640	46.98	2.11
20YR FXD	144	4,344,170	1.54	30,168	9.557	85.36	617	29.92	52.36
2/6 MONTH LIBOR	1,153	160,486,845	56.83	139,191	7.442	80.15	599	41.55	0.00
2/6 MONTH LIBOR - 24 MONTH IO	275	48,279,424	17.09	175,562	6.624	80.00	645	51.53	0.00
2/6 MONTH LIBOR - 60 MONTH IO	18	3,536,423	1.25	196,468	7.120	78.37	642	37.76	0.00
30YR FXD	337	47,117,943	16.68	139,816	6.941	74.56	634	44.61	1.23
30YR FXD - 60 MONTH IO	6	632,065	0.22	105,344	7.046	80.00	637	91.01	0.00
30YR FXD -120 MONTH IO	1	132,000	0.05	132,000	7.675	80.00	602	100.00	0.00
3/1 ARM 1 YR LIBOR - 36 MONTH IO	1	235,590	0.08	235,590	5.250	80.00	772	100.00	0.00
3/6 MONTH LIBOR	43	6,381,758	2.26	148,413	7.344	81.67	624	43.76	0.00
3/6 MONTH LIBOR - 36 MONTH IO	9	1,424,395	0.50	158,266	6.713	83.70	672	78.24	0.00
3/6 MONTH LIBOR - 60 MONTH IO	9	1,949,566	0.69	216,618	6.390	79.65	645	59.23	0.00
6 MONTH LIBOR	26	3,493,185	1.24	134,353	6.528	80.56	621	38.96	0.00
BALLOON OTHER	1	270,000	0.10	270,000	6.450	87.10	582	100.00	0.00

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Prepayment Penalty

					Wtd. Avg.
			% of Pool by		Gross.	Wtd. Avg
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Prepay Penalty (months)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

0	586	67,716,259	23.98	115,557	7.434	81.15	621	37.91	4.86
12	65	11,547,582	4.09	177,655	7.228	79.09	632	49.50	0.39
24	1,001	144,194,106	51.06	144,050	7.270	79.79	606	43.09	0.32
36	434	58,964,641	20.88	135,863	6.878	75.81	631	53.05	0.09

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

Distribution By Credit Grade

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Credit Grade	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

N/A	1,123	133,034,107	47.10	118,463	7.128	81.37	629	58.61	2.34
AA	567	88,238,101	31.24	155,623	7.085	79.64	621	28.70	0.74
A+	138	22,137,381	7.84	160,416	7.298	77.02	588	29.60	0.00
A-	94	13,629,402	4.83	144,994	7.633	75.26	570	26.14	0.00
C	52	9,586,172	3.39	184,349	7.991	67.78	561	36.52	0.00
B	66	9,196,115	3.26	139,335	8.454	72.55	556	32.21	0.00
Sup	14	2,636,134	0.93	188,295	6.712	69.65	610	86.00	0.00
A4	16	2,070,408	0.73	129,401	7.157	78.23	655	68.76	4.39
AX	12	1,258,617	0.45	104,885	7.525	75.12	603	59.62	0.00
AM	3	496,206	0.18	165,402	7.852	75.68	565	100.00	0.00
CX	1	139,945	0.05	139,945	10.550	51.66	527	0.00	0.00

Total:	2,086	282,422,588	100.00	135,390	7.225	79.26	616	44.19	1.36

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Next Adjustment Date

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Next Adjustment Date	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

October 2005	16	2,190,479	0.97	136,905	6.546	79.78	627	47.63	0.00
November 2005	5	524,961	0.23	104,992	6.944	79.93	602	28.58	0.00
December 2005	2	277,140	0.12	138,570	6.158	82.98	634	36.69	0.00
January 2006	1	65,884	0.03	65,884	6.650	82.43	560	100.00	0.00
February 2006	1	113,712	0.05	113,712	6.850	79.73	595	0.00	0.00
March 2006	1	321,009	0.14	321,009	5.900	84.74	614	0.00	0.00
December 2006	2	265,700	0.12	132,850	7.757	79.88	593	100.00	0.00
February 2007	3	306,224	0.14	102,075	7.032	76.18	607	100.00	0.00
March 2007	66	10,088,641	4.46	152,858	6.800	81.75	637	40.05	0.00
April 2007	474	61,851,125	27.36	130,488	7.211	82.20	628	54.76	0.00
May 2007	174	24,466,492	10.82	140,612	7.435	84.21	621	43.22	0.00
June 2007	355	58,462,253	25.86	164,682	7.253	78.22	597	43.68	0.00
July 2007	361	54,488,762	24.10	150,938	7.292	77.89	594	31.82	0.00
August 2007	2	372,695	0.16	186,347	8.552	78.73	653	0.00	0.00
September 2007	10	2,270,800	1.00	227,080	6.942	73.22	605	54.18	0.00
March 2008	4	950,341	0.42	237,585	6.821	80.02	635	15.07	0.00
April 2008	23	3,726,515	1.65	162,022	6.732	83.45	653	61.78	0.00
May 2008	11	1,646,226	0.73	149,657	7.216	83.62	643	76.87	0.00
June 2008	9	1,341,985	0.59	149,109	7.372	75.76	645	40.50	0.00
July 2008	13	1,788,242	0.79	137,557	7.656	80.50	607	28.22	0.00
August 2008	1	264,000	0.12	264,000	5.750	80.00	622	100.00	0.00
September 2008	1	274,000	0.12	274,000	5.750	84.31	603	100.00	0.00

Total:	1,535	226,057,186	100.00	147,269	7.228	80.17	611	44.16	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Margin

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Margin (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

4.000 or less	65	11,451,901	5.07	176,183	5.764	80.71	661	91.65	0.00
4.001 - 4.500	148	22,142,617	9.80	149,612	6.280	80.19	637	65.35	0.00
4.501 - 5.000	225	34,364,648	15.20	152,732	6.846	79.98	630	47.66	0.00
5.001 - 5.500	160	22,273,676	9.85	139,210	7.135	81.33	620	53.42	0.00
5.501 - 6.000	652	98,180,028	43.43	150,583	7.360	80.58	602	33.47	0.00
6.001 - 6.500	142	19,285,536	8.53	135,814	8.064	80.10	592	23.41	0.00
6.501 - 7.000	98	13,889,604	6.14	141,731	8.315	75.56	574	39.76	0.00
7.001 - 7.500	26	2,491,178	1.10	95,815	9.095	79.92	577	70.82	0.00
7.501 - 8.000	12	1,378,305	0.61	114,859	9.288	79.92	570	100.00	0.00
8.001 - 8.500	6	547,799	0.24	91,300	9.382	79.95	568	87.61	0.00
8.501 - 9.000	1	51,894	0.02	51,894	9.400	79.96	561	100.00	0.00

Total:	1,535	226,057,186	100.00	147,269	7.228	80.17	611	44.16	0.00

Distribution By Life Minimum Rate

					Wtd. Avg.
		Unpaid	% of Pool by		Gross	Wtd. Avg.
	Number of	Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Life Minimum Rate (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

4.000 or less	1	235,590	0.10	235,590	5.250	80.00	772	100.00	0.00
4.501 - 5.000	2	335,462	0.15	167,731	4.757	79.80	679	22.99	0.00
5.001 - 5.500	28	5,104,598	2.26	182,307	5.383	76.01	649	51.57	0.00
5.501 - 6.000	102	19,811,424	8.76	194,230	5.909	78.11	642	64.58	0.00
6.001 - 6.500	205	33,021,135	14.61	161,079	6.304	79.34	627	57.77	0.00
6.501 - 7.000	312	50,517,290	22.35	161,914	6.774	79.90	630	42.17	0.00
7.001 - 7.500	244	34,066,985	15.07	139,619	7.296	80.52	610	39.36	0.00
7.501 - 8.000	241	33,099,326	14.64	137,342	7.776	81.00	599	36.69	0.00
8.001 - 8.500	186	24,087,881	10.66	129,505	8.270	82.50	583	32.42	0.00
8.501 - 9.000	145	17,936,707	7.93	123,701	8.755	79.71	569	35.54	0.00
9.001 - 9.500	40	4,764,353	2.11	119,109	9.243	84.96	572	53.52	0.00
9.501 - 10.000	26	2,704,172	1.20	104,007	9.665	79.09	550	47.88	0.00
10.001 - 10.500	2	232,318	0.10	116,159	10.300	76.53	538	49.68	0.00
10.501 - 11.000	1	139,945	0.06	139,945	10.550	51.66	527	0.00	0.00

Total:	1,535	226,057,186	100.00	147,269	7.228	80.17	611	44.16	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Life Maximum Rate

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Life Maximum Rate (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

10.000 or less	1	87,264	0.04	87,264	7.400	79.88	582	100.00	0.00
11.001 - 11.500	2	582,590	0.26	291,295	5.399	69.26	682	100.00	0.00
11.501 - 12.000	5	1,108,462	0.49	221,692	5.418	77.69	632	76.69	0.00
12.001 - 12.500	31	5,553,814	2.46	179,155	5.533	78.19	647	55.49	0.00
12.501 - 13.000	100	19,161,105	8.48	191,611	5.915	78.12	644	61.30	0.00
13.001 - 13.500	208	33,520,170	14.83	161,155	6.334	79.24	627	56.85	0.00
13.501 - 14.000	309	50,027,762	22.13	161,902	6.781	79.86	629	42.09	0.00
14.001 - 14.500	241	33,632,941	14.88	139,556	7.300	80.51	609	38.87	0.00
14.501 - 15.000	241	33,111,457	14.65	137,392	7.788	81.25	599	36.68	0.00
15.001 - 15.500	185	23,897,035	10.57	129,173	8.268	82.48	583	32.68	0.00
15.501 - 16.000	144	17,692,598	7.83	122,865	8.764	79.22	569	36.03	0.00
16.001 - 16.500	40	4,764,353	2.11	119,109	9.243	84.96	572	53.52	0.00
16.501 - 17.000	26	2,685,317	1.19	103,281	9.715	79.30	551	48.22	0.00
17.001 - 17.500	2	232,318	0.10	116,159	10.300	76.53	538	49.68	0.00

Total:	1,535	226,057,186	100.00	147,269	7.228	80.17	611	44.16	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group I Mortgage Loans

Distribution By Initial Cap

					Wtd. Avg.
			% of Pool by	Avg.	Gross.	Wtd. Avg
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Initial Cap (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

1.000	32	4,402,900	1.95	137,591	6.802	80.35	614	33.67	0.00
1.500	666	106,681,210	47.19	160,182	7.444	79.35	594	29.79	0.00
2.000	1	235,590	0.10	235,590	5.250	80.00	772	100.00	0.00
3.000	836	114,737,486	50.76	137,246	7.048	80.92	627	57.80	0.00

Total:	1,535	226,057,186	100.00	147,269	7.228	80.17	611	44.16	0.00

Distribution By Periodic Cap

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Periodic Cap (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

1.000	854	116,467,938	51.52	136,379	7.034	81.24	627	56.54	0.00
1.500	666	106,681,210	47.19	160,182	7.444	79.35	594	29.79	0.00
2.000	15	2,908,037	1.29	193,869	7.087	67.13	603	74.98	0.00

Total:	1,535	226,057,186	100.00	147,269	7.228	80.17	611	44.16	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description Of The Group II Collateral

Collateral Summary

Statistics for the adjustable-rate and fixed-rate mortgage loans listed below are based on their September 1, 2005 scheduled balances respectively (except for FICO which is based at origination.)

	Summary Statistics		Range (if applicable)

Number of Mortgage Loans:	1,340
Aggregate Current Principal Balance:	$257,752,271
Average Current Principal Balance:	$192,352		$3,509	–	$818,839
Aggregate Original Principal Balance:	$258,471,357
Average Original Principal Balance:	$192,889		$10,000	–	$820,000
Balloon Loans	1.18%
Interest Only Loans:	37.09%
1st Lien:	97.68%
Wtd. Avg. Gross Coupon:	7.205%		5.050%	–	12.990%
Wtd. Avg. Original Term (months):	357		180	–	360
Wtd. Avg. Remaining Term (months):	353		171	–	360
Margin (ARM Loans Only):	5.537%		2.890%	–	8.813%
Maximum Interest Rate (ARM Loans Only):	14.016%		10.140%	–	18.525%
Minimum Interest Rate (ARM Loans Only):	7.053%		4.625%	–	11.525%
Wtd. Avg. Original LTV:	81.39%		16.41%	–	100.00%
Wtd. Avg. Borrower FICO(1):	638		500	–	791
Geographic Distribution (Top 5):	California	37.31%
	Illinois	10.09%
	Texas	8.13%
	Nevada	4.64%
	Washington	3.21%

(1) Only includes mortgage loans that have Credit Scores.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Originator

					Wtd. Avg.
			% of Pool by		Gross.	Wtd. Avg
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Originator	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

MILA	787	130,708,586	50.71	166,085	7.237	81.32	642	37.63	2.29
New Century Mortgage	338	89,759,813	34.82	265,562	7.037	81.13	638	18.50	1.75
Nat City Mortgage	142	23,817,496	9.24	167,729	7.355	82.44	624	55.78	1.90
First Street Financial	39	7,978,755	3.10	204,583	7.268	84.66	656	46.94	12.01
Greenlight	31	4,834,748	1.88	155,960	8.338	78.83	576	56.68	0.00
Lancaster Mortgage Bankers	1	324,327	0.13	324,327	9.550	90.00	570	100.00	0.00
Equity Financial	1	258,981	0.10	258,981	8.990	57.78	566	0.00	0.00
Novelle Mortgage	1	69,566	0.03	69,566	8.000	43.75	551	100.00	0.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

Distribution By Original Principal Balance

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
Original Principal	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Balance ($)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

50,000 or less	77	2,488,552	0.97	32,319	10.631	91.79	622	33.49	75.59
50,001 - 100,000	302	22,882,307	8.88	75,769	8.674	83.02	613	55.56	14.95
100,001 - 150,000	276	33,451,972	12.98	121,203	7.841	80.69	618	50.79	2.02
150,001 - 200,000	165	28,528,753	11.07	172,902	7.363	81.40	624	42.69	0.00
200,001 - 250,000	140	31,412,046	12.19	224,372	7.103	80.88	641	30.90	0.00
250,001 - 300,000	106	29,048,691	11.27	274,044	6.776	81.39	654	25.25	0.00
300,001 - 350,000	74	23,954,181	9.29	323,705	6.762	82.09	659	18.80	0.00
350,001 - 400,000	97	36,437,503	14.14	375,644	6.778	81.22	648	21.49	0.00
400,001 - 450,000	41	17,491,997	6.79	426,634	6.681	81.37	637	26.70	0.00
450,001 - 500,000	31	14,672,744	5.69	473,314	6.779	78.94	642	32.41	0.00
500,001 - 550,000	18	9,458,939	3.67	525,497	6.555	81.89	646	22.51	0.00
550,001 - 600,000	10	5,762,716	2.24	576,272	6.554	82.70	660	29.43	0.00
600,001 - 650,000	1	616,000	0.24	616,000	6.500	80.00	653	100.00	0.00
700,001 - 750,000	1	727,031	0.28	727,031	6.000	69.45	728	0.00	0.00
800,001 - 850,000	1	818,839	0.32	818,839	7.750	80.00	630	0.00	0.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Current Unpaid Principal Balance

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
Current Unpaid Principal	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Balance ($)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

50,000 or less	78	2,492,061	0.97	31,950	10.627	91.77	622	33.59	75.49
50,001 - 100,000	302	22,882,307	8.88	75,769	8.674	83.02	613	55.56	14.95
100,001 - 150,000	276	33,451,972	12.98	121,203	7.841	80.69	618	50.79	2.02
150,001 - 200,000	164	28,525,244	11.07	173,934	7.363	81.40	624	42.68	0.00
200,001 - 250,000	140	31,412,046	12.19	224,372	7.103	80.88	641	30.90	0.00
250,001 - 300,000	106	29,048,691	11.27	274,044	6.776	81.39	654	25.25	0.00
300,001 - 350,000	74	23,954,181	9.29	323,705	6.762	82.09	659	18.80	0.00
350,001 - 400,000	98	36,836,651	14.29	375,884	6.763	81.13	648	22.34	0.00
400,001 - 450,000	40	17,092,849	6.63	427,321	6.712	81.56	638	24.99	0.00
450,001 - 500,000	31	14,672,744	5.69	473,314	6.779	78.94	642	32.41	0.00
500,001 - 550,000	18	9,458,939	3.67	525,497	6.555	81.89	646	22.51	0.00
550,001 - 600,000	10	5,762,716	2.24	576,272	6.554	82.70	660	29.43	0.00
600,001 - 650,000	1	616,000	0.24	616,000	6.500	80.00	653	100.00	0.00
700,001 - 750,000	1	727,031	0.28	727,031	6.000	69.45	728	0.00	0.00
800,001 - 850,000	1	818,839	0.32	818,839	7.750	80.00	630	0.00	0.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Gross Coupon

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Gross Coupon (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

5.001 - 5.500	21	5,960,917	2.31	283,853	5.329	78.37	677	77.95	0.00
5.501 - 6.000	76	22,584,659	8.76	297,167	5.829	79.55	665	50.30	0.00
6.001 - 6.500	173	47,488,699	18.42	274,501	6.313	79.73	662	34.62	0.00
6.501 - 7.000	294	70,144,970	27.21	238,588	6.788	80.38	645	23.11	0.00
7.001 - 7.500	177	35,082,042	13.61	198,204	7.270	81.10	643	21.54	0.00
7.501 - 8.000	159	30,825,100	11.96	193,869	7.751	84.61	619	24.73	0.00
8.001 - 8.500	86	13,346,903	5.18	155,197	8.259	82.89	608	31.09	0.34
8.501 - 9.000	61	8,049,940	3.12	131,966	8.737	82.70	584	52.61	3.49
9.001 - 9.500	62	7,306,190	2.83	117,842	9.300	83.38	586	34.92	12.92
9.501 - 10.000	71	6,809,157	2.64	95,904	9.818	83.21	581	74.56	6.97
10.001 - 10.500	69	5,621,373	2.18	81,469	10.252	82.46	583	87.87	13.49
10.501 - 11.000	35	2,290,086	0.89	65,431	10.831	92.27	606	34.83	63.71
11.001 - 11.500	37	1,738,489	0.67	46,986	11.316	95.71	629	4.02	89.86
11.501 - 12.000	3	181,448	0.07	60,483	11.639	90.12	599	25.77	72.47
12.001 - 12.500	3	48,720	0.02	16,240	12.264	96.54	579	51.31	100.00
12.501 - 13.000	13	273,579	0.11	21,045	12.719	97.39	570	81.94	100.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By FICO

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
FICO	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

N/A	3	187,707	0.07	62,569	9.799	73.86	N/A	100.00	0.00
500 - 519	24	4,336,534	1.68	180,689	8.535	76.38	512	42.97	0.00
520 - 539	22	3,545,326	1.38	161,151	8.299	77.51	530	55.89	0.00
540 - 559	47	8,414,851	3.26	179,039	7.988	83.32	550	57.56	0.62
560 - 579	199	23,108,709	8.97	116,124	8.936	80.60	569	81.88	1.29
580 - 599	118	20,089,677	7.79	170,252	7.232	81.34	589	64.37	0.79
600 - 619	136	26,487,403	10.28	194,760	6.904	81.06	609	57.11	0.79
620 - 639	237	48,249,163	18.72	203,583	7.178	82.49	629	22.31	3.95
640 - 659	189	41,271,241	16.01	218,366	6.945	81.22	650	17.06	2.23
660 - 679	144	30,670,271	11.90	212,988	6.883	81.41	669	11.09	3.01
680 - 699	80	16,920,467	6.56	211,506	6.753	82.76	690	19.74	2.79
700 - 719	64	14,623,617	5.67	228,494	6.830	80.81	710	8.06	2.96
720 - 739	40	10,088,811	3.91	252,220	6.530	80.52	729	15.83	2.70
740 - 759	25	6,355,366	2.47	254,215	6.608	80.82	751	20.57	5.18
760 - 779	7	2,112,482	0.82	301,783	6.027	82.19	772	69.51	0.00
780 - 799	5	1,290,645	0.50	258,129	6.234	79.97	785	0.00	0.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

Distribution By Lien Status

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Lien Status	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

1	1,223	251,773,836	97.68	205,866	7.124	80.96	638	33.67	0.00
2	117	5,978,435	2.32	51,098	10.613	99.53	656	19.73	100.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Original LTV(1)

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Original LTV (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

50.00 or less	11	1,354,779	0.53	123,162	7.270	39.75	632	24.77	0.00
50.01 - 55.00	4	1,371,874	0.53	342,968	6.666	53.04	613	72.57	0.00
55.01 - 60.00	10	2,156,257	0.84	215,626	7.776	57.64	584	19.72	0.00
60.01 - 65.00	19	4,278,459	1.66	225,182	6.939	62.99	637	11.90	0.00
65.01 - 70.00	25	5,837,440	2.26	233,498	6.922	68.26	623	23.59	0.00
70.01 - 75.00	40	9,234,722	3.58	230,868	7.032	73.95	609	24.81	0.00
75.01 - 80.00	835	163,176,212	63.31	195,421	7.009	79.89	647	34.59	0.00
80.01 - 85.00	84	16,873,398	6.55	200,874	7.495	84.45	604	32.48	0.00
85.01 - 90.00	150	37,088,475	14.39	247,257	7.318	89.58	630	36.99	0.43
90.01 - 95.00	44	8,675,640	3.37	197,174	7.805	94.89	625	26.59	2.21
95.01 -100.00	118	7,705,016	2.99	65,297	9.981	99.96	657	26.95	73.01

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

(1) References to loan-to-value are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

Distribution By Documentation

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Documentation	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Alternate	46	11,491,774	4.46	249,821	6.959	80.25	614	0.00	0.78
Full	539	85,954,961	33.35	159,471	7.286	81.49	610	100.00	1.37
Limited Income & Asset	18	3,934,478	1.53	218,582	7.032	84.91	603	0.00	7.73
Lite Doc	2	491,405	0.19	245,703	8.665	84.45	550	0.00	0.00
No Doc	14	2,804,256	1.09	200,304	7.247	81.32	678	0.00	0.00
No Income Verified	416	77,150,298	29.93	185,457	7.138	81.26	659	0.00	3.29
No Ratio	7	1,571,361	0.61	224,480	6.423	82.13	706	0.00	0.00
Stated Doc	284	70,619,015	27.40	248,659	7.218	81.29	653	0.00	2.15
Stated Income Full Asset	14	3,734,723	1.45	266,766	7.488	82.86	649	0.00	9.32

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Loan Purpose

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Loan Purpose	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Purchase	1,043	186,365,209	72.30	178,682	7.218	82.16	647	31.08	2.97
Cash Out Refi	261	64,506,756	25.03	247,152	7.176	79.17	615	38.20	0.69
Rate & Term Refi	36	6,880,305	2.67	191,120	7.113	81.33	616	49.28	0.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

Distribution By Property Type

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Property Type	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Single Family	898	170,875,362	66.29	190,284	7.196	81.45	635	34.25	2.27
Pud	200	34,356,471	13.33	171,782	7.341	81.74	636	35.97	2.93
Condominium	91	17,280,959	6.70	189,901	7.084	81.81	654	33.49	3.57
Two Family	58	13,903,451	5.39	239,715	7.241	80.93	662	12.09	0.76
Pud Detached	39	10,168,696	3.95	260,736	7.059	79.93	631	28.43	2.86
Single Family Attached	28	4,261,237	1.65	152,187	7.357	79.26	641	49.02	0.54
Two-Four Family Units Unknown	15	3,489,433	1.35	232,629	7.101	78.63	659	44.35	0.00
Three Family	5	1,957,727	0.76	391,545	7.572	88.20	621	23.09	0.00
Pud Attached	4	953,909	0.37	238,477	6.504	73.77	678	12.47	6.38
Four Family	2	505,025	0.20	252,512	6.361	89.60	742	100.00	0.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Occupancy Status

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full Doc	% 2nd
Occupancy Status	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Loan	Lien

Owner Occupied	1,286	248,106,943	96.26	192,929	7.197	81.38	637	33.64	2.41
Investor Occupied	50	8,976,603	3.48	179,532	7.342	81.18	674	24.59	0.00
Second Home	4	668,725	0.26	167,181	8.020	87.18	608	42.49	0.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

Distribution By State

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
State	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

Southern California	190	55,304,985	21.46	291,079	6.793	81.14	656	17.59	4.06
Northern California	132	40,849,771	15.85	309,468	6.670	79.43	653	30.00	2.00
Illinois	123	26,010,277	10.09	211,466	7.041	82.90	644	31.48	1.17
Texas	208	20,962,410	8.13	100,781	8.184	82.09	617	49.63	3.31
Nevada	50	11,963,301	4.64	239,266	6.797	80.68	655	19.84	2.71
Washington	44	8,273,595	3.21	188,036	6.758	80.90	647	48.72	3.25
Florida	46	7,975,903	3.09	173,389	7.697	81.98	606	39.37	2.07
New York	22	7,892,041	3.06	358,729	7.109	84.74	645	15.00	1.07
Arizona	44	7,846,723	3.04	178,335	7.259	80.09	645	38.50	1.97
Michigan	63	7,444,975	2.89	118,174	7.918	82.31	632	49.92	0.69
Other	418	63,228,290	24.53	151,264	7.647	81.78	616	44.15	1.37

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Zip Code

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Zip Code	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

95206	7	1,540,900	0.60	220,129	6.837	81.06	680	0.00	2.13
60639	5	1,407,550	0.55	281,510	6.573	83.01	643	18.19	0.00
60076	4	1,404,873	0.55	351,218	6.802	84.04	647	18.72	0.00
93635	4	1,368,951	0.53	342,238	6.446	82.92	602	60.38	0.00
60618	4	1,320,797	0.51	330,199	6.785	82.80	691	0.00	0.00
89052	5	1,314,901	0.51	262,980	6.976	82.22	661	0.00	6.25
95687	3	1,193,070	0.46	397,690	6.274	81.74	680	35.83	0.00
95670	5	1,170,636	0.45	234,127	7.235	84.06	652	0.00	6.22
92555	5	1,152,059	0.45	230,412	6.675	82.83	710	0.00	14.13
85086	3	1,122,418	0.44	374,139	7.143	84.33	648	44.05	0.00
Other	1,295	244,756,115	94.96	189,001	7.228	81.31	637	34.19	2.30

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

Distribution By Remaining Months To Maturity

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Remaining Months to Maturity	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

180 or less	39	2,874,480	1.12	73,705	9.893	95.77	670	22.14	89.40
181 - 240	52	1,877,023	0.73	36,097	11.191	99.21	644	16.00	100.00
301 - 360	1,249	253,000,767	98.16	202,563	7.144	81.09	638	33.60	0.61

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Product Type

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Product Type	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

15YR BALLOON	38	2,569,819	1.00	67,627	10.343	99.60	666	24.77	100.00
15YR FXD	1	304,662	0.12	304,662	6.100	63.48	703	0.00	0.00
20YR FXD	52	1,877,023	0.73	36,097	11.191	99.21	644	16.00	100.00
2/6 MONTH LIBOR	722	124,049,076	48.13	171,813	7.544	81.78	620	39.62	0.00
2/6 MONTH LIBOR - 24 MONTH IO	279	79,137,462	30.70	283,647	6.612	80.33	662	21.48	0.00
2/6 MONTH LIBOR - 60 MONTH IO	25	7,617,770	2.96	304,711	6.844	81.23	663	20.70	0.00
30YR FXD	89	16,406,263	6.37	184,340	7.024	79.88	656	30.92	9.34
30YR FXD - 60 MONTH IO	2	520,600	0.20	260,300	6.089	80.00	628	39.03	0.00
3/6 MONTH LIBOR	62	10,289,148	3.99	165,954	7.410	80.68	611	60.63	0.00
3/6 MONTH LIBOR - 36 MONTH IO	7	1,405,439	0.55	200,777	7.300	80.00	668	14.79	0.00
3/6 MONTH LIBOR - 60 MONTH IO	8	3,580,219	1.39	447,527	6.775	83.95	655	34.66	0.00
5/6 MONTH LIBOR	15	2,615,545	1.01	174,370	6.609	75.29	632	34.13	0.00
5/6 MONTH LIBOR - 60 MONTH IO	15	3,351,569	1.30	223,438	6.536	76.79	667	60.34	0.00
6 MONTH LIBOR	22	3,565,577	1.38	162,072	6.978	86.21	616	31.04	0.00
BALLOON OTHER	3	462,099	0.18	154,033	6.799	85.54	597	66.89	0.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Prepayment Penalty

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Prepay Penalty (months)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

0	343	62,839,394	24.38	183,205	7.413	82.39	642	27.35	5.67
12	70	17,308,638	6.72	247,266	6.933	79.94	651	35.63	0.49
24	726	138,576,413	53.76	190,877	7.227	81.62	635	32.34	1.38
36	201	39,027,825	15.14	194,168	6.911	79.62	637	45.57	1.05

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

Distribution By Credit Grade

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Credit Grade	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

N/A	790	131,361,459	50.96	166,280	7.246	81.27	642	37.74	2.28
AA	316	82,575,908	32.04	261,316	6.951	82.21	650	20.50	2.99
A4	86	14,161,578	5.49	164,670	7.219	83.23	651	29.43	3.20
A+	37	9,415,470	3.65	254,472	7.577	78.61	581	28.11	0.65
AX	34	5,572,886	2.16	163,908	7.195	79.48	597	95.49	0.00
A-	16	4,302,807	1.67	268,925	7.631	79.17	575	29.36	0.00
B	21	3,097,180	1.20	147,485	8.454	76.69	570	39.04	0.00
C	18	2,924,133	1.13	162,452	8.260	71.21	571	63.43	0.00
AM	14	2,682,923	1.04	191,637	7.995	86.09	578	95.82	0.00
Sup	7	1,552,998	0.60	221,857	7.524	82.73	610	26.75	0.00
C-	1	104,927	0.04	104,927	11.150	64.02	515	0.00	0.00

Total:	1,340	257,752,271	100.00	192,352	7.205	81.39	638	33.35	2.32

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Next Adjustment Date

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Next Adjustment Date	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

October 2005	13	2,101,505	0.89	161,654	6.810	86.74	625	30.41	0.00
November 2005	2	460,855	0.20	230,428	6.500	92.84	613	37.06	0.00
December 2005	1	90,078	0.04	90,078	8.300	94.88	638	0.00	0.00
January 2006	6	913,138	0.39	152,190	7.477	80.77	597	32.53	0.00
September 2006	1	241,211	0.10	241,211	8.450	90.00	575	0.00	0.00
November 2006	1	223,559	0.09	223,559	6.075	80.00	602	100.00	0.00
December 2006	1	69,566	0.03	69,566	8.000	43.75	551	100.00	0.00
January 2007	4	762,570	0.32	190,642	6.842	82.60	671	57.04	0.00
February 2007	15	2,591,320	1.10	172,755	7.108	83.24	642	45.10	0.00
March 2007	117	21,943,199	9.30	187,549	7.250	82.09	626	44.23	0.00
April 2007	382	64,055,106	27.13	167,684	7.355	81.47	636	40.37	0.00
May 2007	139	28,695,266	12.16	206,441	7.242	81.07	643	25.81	0.00
June 2007	182	50,148,481	21.24	275,541	6.924	80.74	640	26.04	0.00
July 2007	164	36,772,272	15.58	224,221	7.104	80.88	635	21.44	0.00
August 2007	6	2,111,149	0.89	351,858	6.852	78.92	648	20.08	0.00
September 2007	17	3,652,710	1.55	214,865	7.044	82.96	647	49.23	0.00
December 2007	1	324,327	0.14	324,327	9.550	90.00	570	100.00	0.00
January 2008	1	208,559	0.09	208,559	6.875	59.15	643	0.00	0.00
February 2008	5	677,896	0.29	135,579	7.863	74.01	598	61.80	0.00
March 2008	31	5,248,814	2.22	169,317	7.269	82.16	613	67.57	0.00
April 2008	16	2,797,922	1.19	174,870	7.375	82.04	650	17.99	0.00
May 2008	5	862,909	0.37	172,582	8.362	80.87	619	38.58	0.00
June 2008	6	1,837,437	0.78	306,239	6.954	78.41	629	40.32	0.00
July 2008	9	2,178,892	0.92	242,099	6.927	81.42	616	36.64	0.00
September 2008	3	1,138,050	0.48	379,350	6.169	87.33	687	89.81	0.00
March 2010	3	704,150	0.30	234,717	6.404	77.55	630	34.08	0.00
April 2010	16	2,615,835	1.11	163,490	6.511	76.27	659	76.14	0.00
May 2010	2	388,258	0.16	194,129	6.663	81.05	629	100.00	0.00
July 2010	8	2,140,121	0.91	267,515	6.533	73.56	658	8.22	0.00
September 2010	1	118,750	0.05	118,750	9.125	95.00	566	100.00	0.00

Total:	1,158	236,073,904	100.00	203,863	7.155	81.18	637	33.78	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Margin

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Margin (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

4.000 or less	38	10,609,087	4.49	279,187	5.648	79.32	679	78.34	0.00
4.001 - 4.500	96	23,524,312	9.96	245,045	6.345	80.46	658	37.00	0.00
4.501 - 5.000	183	40,451,836	17.14	221,048	6.727	81.17	651	28.96	0.00
5.001 - 5.500	138	26,475,423	11.21	191,851	7.113	80.40	646	17.72	0.00
5.501 - 6.000	350	86,500,685	36.64	247,145	7.057	81.41	638	23.07	0.00
6.001 - 6.500	96	17,957,396	7.61	187,056	7.501	81.42	619	27.94	0.00
6.501 - 7.000	93	12,978,532	5.50	139,554	8.343	81.67	586	58.27	0.00
7.001 - 7.500	37	5,405,952	2.29	146,107	8.514	86.79	596	61.68	0.00
7.501 - 8.000	63	6,160,567	2.61	97,787	9.636	81.60	584	75.85	0.00
8.001 - 8.500	56	5,379,951	2.28	96,071	10.059	80.30	571	95.69	0.00
8.501 - 9.000	8	630,164	0.27	78,770	10.489	79.94	568	100.00	0.00

Total:	1,158	236,073,904	100.00	203,863	7.155	81.18	637	33.78	0.00

Distribution By Life Minimum Rate

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Life Minimum Rate (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

4.501 - 5.000	1	399,148	0.17	399,148	5.375	73.27	624	100.00	0.00
5.001 - 5.500	32	7,739,084	3.28	241,846	5.724	76.84	669	75.89	0.00
5.501 - 6.000	103	26,223,145	11.11	254,594	6.127	80.67	656	50.48	0.00
6.001 - 6.500	187	48,345,053	20.48	258,530	6.438	80.37	658	33.27	0.00
6.501 - 7.000	273	62,792,952	26.60	230,011	6.876	81.22	642	24.44	0.00
7.001 - 7.500	148	30,105,509	12.75	203,416	7.319	81.27	640	21.40	0.00
7.501 - 8.000	118	24,236,724	10.27	205,396	7.732	84.19	626	13.80	0.00
8.001 - 8.500	67	10,933,408	4.63	163,185	8.282	82.56	608	26.43	0.00
8.501 - 9.000	51	7,001,104	2.97	137,277	8.732	81.71	581	47.65	0.00
9.001 - 9.500	46	6,043,133	2.56	131,372	9.291	81.22	567	39.39	0.00
9.501 - 10.000	64	6,334,494	2.68	98,976	9.807	81.95	572	77.71	0.00
10.001 - 10.500	54	4,862,862	2.06	90,053	10.240	79.78	568	100.00	0.00
10.501 - 11.000	11	830,992	0.35	75,545	10.762	79.86	550	74.35	0.00
11.001 - 11.500	2	176,351	0.07	88,176	11.120	61.44	519	0.00	0.00
11.501 - 12.000	1	49,944	0.02	49,944	11.525	64.10	570	0.00	0.00

Total:	1,158	236,073,904	100.00	203,863	7.155	81.18	637	33.78	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Life Maximum Rate

					Wtd. Avg.
			% of Pool by		Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Avg. Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Life Maximum Rate (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

10.001 - 10.500	1	538,500	0.23	538,500	7.140	82.85	633	0.00	0.00
11.001 - 11.500	2	567,148	0.24	283,574	5.412	75.26	624	100.00	0.00
11.501 - 12.000	8	2,165,571	0.92	270,696	5.831	80.54	705	71.05	0.00
12.001 - 12.500	29	7,099,686	3.01	244,817	5.569	78.93	678	72.18	0.00
12.501 - 13.000	102	26,624,194	11.28	261,022	6.172	80.86	652	49.99	0.00
13.001 - 13.500	181	47,396,791	20.08	261,861	6.436	80.03	657	32.63	0.00
13.501 - 14.000	275	62,733,523	26.57	228,122	6.906	81.26	640	24.65	0.00
14.001 - 14.500	152	29,830,366	12.64	196,252	7.347	80.98	641	20.14	0.00
14.501 - 15.000	117	23,797,635	10.08	203,399	7.760	84.18	623	15.70	0.00
15.001 - 15.500	64	10,247,709	4.34	160,120	8.289	83.06	611	25.77	0.00
15.501 - 16.000	50	6,893,754	2.92	137,875	8.732	81.50	581	46.83	0.00
16.001 - 16.500	46	6,248,710	2.65	135,842	9.307	81.41	568	41.38	0.00
16.501 - 17.000	63	6,010,167	2.55	95,399	9.821	81.51	572	76.51	0.00
17.001 - 17.500	55	4,967,789	2.10	90,323	10.259	79.45	567	97.89	0.00
17.501 - 18.000	11	830,992	0.35	75,545	10.762	79.86	550	74.35	0.00
18.001 - 18.500	1	71,424	0.03	71,424	11.075	57.66	525	0.00	0.00
18.501 - 19.000	1	49,944	0.02	49,944	11.525	64.10	570	0.00	0.00

Total:	1,158	236,073,904	100.00	203,863	7.155	81.18	637	33.78	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Description of the Group II Mortgage Loans

Distribution By Initial Cap

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Initial Cap (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

1.000	23	3,670,504	1.55	159,587	7.097	85.57	614	30.16	0.00
1.500	288	80,875,505	34.26	280,818	7.009	81.21	638	17.81	0.00
3.000	847	151,527,895	64.19	178,900	7.234	81.06	636	42.39	0.00

Total:	1,158	236,073,904	100.00	203,863	7.155	81.18	637	33.78	0.00

Distribution By Periodic Cap

					Wtd. Avg.
			% of Pool by	Avg.	Gross	Wtd. Avg.
	Number of	Unpaid Principal	Principal	Principal	Coupon	Orig. LTV	Wtd. Avg.	% Full	% 2nd
Periodic Cap (%)	Loans	Balance ($)	Balance	Balance ($)	(%)	(%)	FICO	Doc Loan	Lien

1.000	839	150,363,651	63.69	179,218	7.196	81.24	638	41.63	0.00
1.500	288	80,875,505	34.26	280,818	7.009	81.21	638	17.81	0.00
2.000	31	4,834,748	2.05	155,960	8.338	78.83	576	56.68	0.00

Total:	1,158	236,073,904	100.00	203,863	7.155	81.18	637	33.78	0.00

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Swap Schedule

Period	Accrual Start	Accrual End	Notional Schedule ($)

1	9/30/2005	10/25/2005	539,000,000
2	10/25/2005	11/25/2005	530,462,000
3	11/25/2005	12/25/2005	520,112,000
4	12/25/2005	1/25/2006	507,980,000
5	1/25/2006	2/25/2006	494,107,000
6	2/25/2006	3/25/2006	478,550,000
7	3/25/2006	4/25/2006	461,385,000
8	4/25/2006	5/25/2006	442,738,000
9	5/25/2006	6/25/2006	422,887,000
10	6/25/2006	7/25/2006	403,085,000
11	7/25/2006	8/25/2006	384,145,000
12	8/25/2006	9/25/2006	366,082,000
13	9/25/2006	10/25/2006	348,873,000
14	10/25/2006	11/25/2006	332,480,000
15	11/25/2006	12/25/2006	316,864,000
16	12/25/2006	1/25/2007	301,989,000
17	1/25/2007	2/25/2007	287,816,000
18	2/25/2007	3/25/2007	274,130,000
19	3/25/2007	4/25/2007	260,111,000
20	4/25/2007	5/25/2007	239,940,000
21	5/25/2007	6/25/2007	217,256,000
22	6/25/2007	7/25/2007	196,619,000
23	7/25/2007	8/25/2007	178,130,000
24	8/25/2007	9/25/2007	161,988,000
25	9/25/2007	10/25/2007	150,625,000
26	10/25/2007	11/25/2007	142,158,000
27	11/25/2007	12/25/2007	134,329,000
28	12/25/2007	1/25/2008	127,001,000
29	1/25/2008	2/25/2008	120,102,000
30	2/25/2008	3/25/2008	113,592,000
31	3/25/2008	4/25/2008	107,448,000
32	4/25/2008	5/25/2008	101,650,000
33	5/25/2008	6/25/2008	96,177,000
34	6/25/2008	7/25/2008	91,015,000
35	7/25/2008	8/25/2008	86,143,000
36	8/25/2008	9/25/2008	81,543,000
37	9/25/2008	10/25/2008	77,200,000
38	10/25/2008	11/25/2008	73,097,000
39	11/25/2008	12/25/2008	69,222,000
40	12/25/2008	1/25/2009	65,564,000
41	1/25/2009	2/25/2009	62,109,000
42	2/25/2009	3/25/2009	58,845,000
43	3/25/2009	4/25/2009	55,759,000
44	4/25/2009	5/25/2009	0

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Sensitivity Analysis
To Optional Termination

Class A-2 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	1.75	1.24	1.00	0.84	0.71
Principal Window	1 - 42	1 - 28	1 - 22	1 - 19	1 - 16

Class A-3 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	6.98	4.56	3.00	2.01	1.70
Principal Window	42 - 147	28 - 98	22 - 71	19 - 33	16 - 26

Class A-4 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	12.24	8.15	5.90	2.90	2.25
Principal Window	147 - 147	98 - 98	71 - 71	33 - 55	26 - 29

Class M-1 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.06	5.42	4.63	4.57	3.34
Principal Window	47 - 147	39 - 98	47 - 71	55 - 55	30 - 43

Class M-2 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.06	5.41	4.44	4.52	3.57
Principal Window	47 - 147	39 - 98	44 - 71	51 - 55	43 - 43

Class M-3 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.06	5.40	4.34	4.21	3.55
Principal Window	47 - 147	38 - 98	42 - 71	48 - 55	42 - 43

Class M-4 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.06	5.39	4.29	4.02	3.39
Principal Window	47 - 147	38 - 98	41 - 71	45 - 55	39 - 43

Class M-5 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.06	5.39	4.25	3.89	3.24
Principal Window	47 - 147	38 - 98	40 - 71	43 - 55	37 - 43

Class M-6 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.06	5.39	4.22	3.79	3.13
Principal Window	47 - 147	37 - 98	39 - 71	41 - 55	35 - 43

Class M-7 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.06	5.38	4.20	3.71	3.05
Principal Window	47 - 147	37 - 98	39 - 71	40 - 55	34 - 43

Class M-8 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.06	5.38	4.17	3.65	2.99
Principal Window	47 - 147	37 - 98	38 - 71	39 - 55	33 - 43

Class M-9 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.06	5.38	4.16	3.61	2.94
Principal Window	47 - 147	37 - 98	38 - 71	38 - 55	32 - 43

Class M-10 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.00	5.34	4.11	3.54	2.89
Principal Window	47 - 147	37 - 98	37 - 71	38 - 55	32 - 43

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Sensitivity Analysis
To Maturity

Class A-2 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	1.75	1.24	1.00	0.84	0.71
Principal Window	1 - 42	1 - 28	1 - 22	1 - 19	1 - 16

Class A-3 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	7.06	4.61	3.04	2.01	1.70
Principal Window	42 - 174	28 - 117	22 - 85	19 - 33	16 - 26

Class A-4 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	18.22	12.56	9.21	2.94	2.25
Principal Window	174 - 292	117 - 212	85 - 159	33 - 123	26 - 29

Class M-1 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.86	6.02	5.09	6.41	5.45
Principal Window	47 - 266	39 - 190	47 - 143	61 - 121	30 - 104

Class M-2 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.83	5.98	4.88	4.96	4.42
Principal Window	47 - 251	39 - 177	44 - 131	51 - 101	46 - 81

Class M-3 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.80	5.95	4.76	4.53	3.87
Principal Window	47 - 240	38 - 168	42 - 124	48 - 96	42 - 76

Class M-4 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.77	5.92	4.69	4.32	3.64
Principal Window	47 - 232	38 - 162	41 - 119	45 - 92	39 - 73

Class M-5 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.74	5.89	4.63	4.17	3.47
Principal Window	47 - 224	38 - 155	40 - 114	43 - 88	37 - 70

Class M-6 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.68	5.84	4.56	4.05	3.34
Principal Window	47 - 214	37 - 147	39 - 108	41 - 83	35 - 66

Class M-7 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.60	5.78	4.50	3.93	3.23
Principal Window	47 - 202	37 - 138	39 - 102	40 - 78	34 - 62

Class M-8 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.49	5.70	4.41	3.83	3.14
Principal Window	47 - 190	37 - 129	38 - 94	39 - 73	33 - 57

Class M-9 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.33	5.57	4.31	3.71	3.03
Principal Window	47 - 175	37 - 118	38 - 86	38 - 66	32 - 52

Class M-10 Certificates
Pricing Speed	50%	75%	100%	125%	150%

WAL (yrs)	8.04	5.37	4.14	3.56	2.90
Principal Window	47 - 156	37 - 105	37 - 76	38 - 59	32 - 46

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Net WAC Rate Cap (%) for Group I Senior Certificates

Period	NWC(1)	Effective Rate(2)	Period	NWC(1)	Effective Rate(2)

1	7.53%	23.67%	46	8.30%	11.46%
2	6.12%	22.17%	47	8.02%	11.08%
3	6.21%	22.15%	48	8.02%	11.06%
4	6.14%	21.94%	49	8.28%	11.41%
5	6.14%	21.79%	50	8.01%	11.02%
6	6.41%	21.88%	51	8.27%	11.40%
7	6.15%	21.40%	52	7.99%	11.02%
8	6.24%	21.25%	53	7.99%	11.00%
9	6.17%	20.91%	54	8.83%	12.16%
10	6.27%	20.74%	55	7.97%	10.96%
11	6.19%	20.38%	56	8.23%	11.31%
12	6.19%	20.12%	57	7.96%	10.95%
13	6.30%	19.96%	58	8.22%	11.30%
14	6.20%	19.61%	59	7.95%	10.91%
15	6.32%	19.48%	60	7.94%	10.89%
16	6.23%	19.13%	61	8.20%	11.24%
17	6.23%	18.90%	62	7.92%	10.85%
18	6.59%	19.01%	63	8.18%	11.20%
19	6.24%	18.40%	64	7.91%	10.81%
20	6.40%	18.14%	65	7.90%	10.79%
21	6.68%	17.94%	66	8.74%	11.93%
22	7.92%	18.68%	67	7.89%	10.75%
23	7.75%	18.01%	68	8.15%	11.09%
24	7.77%	17.59%	69	7.88%	10.71%
25	7.95%	17.47%	70	8.13%	11.05%
26	7.77%	17.08%	71	7.86%	10.67%
27	7.95%	17.25%	72	N/A	10.65%
28	7.87%	17.51%
29	7.87%	17.31%
30	8.28%	17.59%
31	7.87%	16.95%
32	8.07%	17.01%
33	7.92%	16.83%
34	8.13%	17.57%
35	7.93%	17.14%
36	7.92%	16.98%
37	8.13%	17.08%
38	7.92%	16.68%
39	8.13%	16.99%
40	7.92%	17.20%
41	7.92%	17.04%
42	8.60%	17.85%
43	7.91%	16.76%
44	8.31%	10.86%
45	8.04%	10.67%

(1)	Assumes 1mLIBOR, 6mLIBOR and 1yLIBOR remain constant at 3.83%, 4.12% and 4.28% respectively and the cashflows are run to Optional Termination at the Pricing Speed.
(2)	Assumes 1mLIBOR, 6mLIBOR and 1yLIBOR increase to 20%, the cashflows are run to Optional Termination at the Pricing Speed and all payments from the Swap are received and applied.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Net WAC Rate Cap (%) for Group II Senior Certificates

Period	NWC(1)	Effective Rate(2)	Period	NWC(1)	Effective Rate(2)

1	7.51%	23.64%	46	8.79%	12.32%
2	6.11%	22.16%	47	8.51%	11.93%
3	6.19%	22.13%	48	8.50%	11.92%
4	6.12%	21.92%	49	8.78%	12.32%
5	6.12%	21.77%	50	8.50%	11.95%
6	6.39%	21.85%	51	8.78%	12.34%
7	6.13%	21.38%	52	8.49%	11.93%
8	6.23%	21.24%	53	8.49%	11.94%
9	6.15%	20.89%	54	9.39%	13.21%
10	6.25%	20.72%	55	8.48%	11.92%
11	6.17%	20.36%	56	8.78%	12.35%
12	6.18%	20.10%	57	8.50%	11.95%
13	6.28%	19.94%	58	8.79%	12.36%
14	6.20%	19.60%	59	8.51%	11.96%
15	6.30%	19.46%	60	8.51%	11.95%
16	6.21%	19.12%	61	8.79%	12.34%
17	6.22%	18.88%	62	8.50%	11.94%
18	6.57%	19.00%	63	8.78%	12.32%
19	6.27%	18.43%	64	8.50%	11.92%
20	6.49%	18.25%	65	8.50%	11.92%
21	8.00%	19.28%	66	9.40%	13.18%
22	8.20%	18.96%	67	8.49%	11.89%
23	8.09%	18.36%	68	8.77%	12.29%
24	8.10%	17.93%	69	8.48%	11.88%
25	8.30%	17.85%	70	8.76%	12.27%
26	8.11%	17.49%	71	8.48%	11.87%
27	8.39%	18.34%	72	N/A	11.86%
28	8.19%	17.92%
29	8.21%	17.76%
30	8.65%	18.07%
31	8.24%	17.43%
32	8.53%	17.63%
33	8.33%	18.04%
34	8.55%	18.15%
35	8.35%	17.76%
36	8.35%	17.60%
37	8.58%	17.75%
38	8.37%	17.41%
39	8.60%	18.38%
40	8.37%	17.93%
41	8.38%	17.83%
42	9.11%	18.72%
43	8.38%	17.57%
44	8.80%	11.74%
45	8.51%	11.93%

(1)	Assumes 1mLIBOR, 6mLIBOR and 1yLIBOR remain constant at 3.83%, 4.12% and 4.28% respectively and the cashflows are run to Optional Termination at the Pricing Speed.
(2)	Assumes 1mLIBOR, 6mLIBOR and 1yLIBOR increase to 20%, the cashflows are run to Optional Termination at the Pricing Speed and all payments from the Swap are received and applied.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Net WAC Rate Cap (%) for Class M Certificates

Period	NWC(1)	Effective Rate(2)	Period	NWC(1)	Effective Rate(2)

1	7.52%	23.66%	46	8.54%	11.87%
2	6.12%	22.16%	47	8.26%	11.49%
3	6.20%	22.14%	48	8.25%	11.48%
4	6.13%	21.93%	49	8.52%	11.85%
5	6.13%	21.78%	50	8.24%	11.47%
6	6.40%	21.86%	51	8.51%	11.86%
7	6.14%	21.39%	52	8.23%	11.45%
8	6.24%	21.25%	53	8.22%	11.44%
9	6.16%	20.90%	54	9.09%	12.63%
10	6.26%	20.73%	55	8.20%	11.39%
11	6.18%	20.37%	56	8.48%	11.78%
12	6.18%	20.11%	57	8.20%	11.40%
13	6.29%	19.95%	58	8.48%	11.77%
14	6.20%	19.61%	59	8.20%	11.38%
15	6.31%	19.47%	60	8.19%	11.36%
16	6.22%	19.13%	61	8.46%	11.73%
17	6.22%	18.89%	62	8.18%	11.34%
18	6.58%	19.01%	63	8.45%	11.70%
19	6.25%	18.42%	64	8.17%	11.31%
20	6.45%	18.19%	65	8.17%	11.29%
21	7.31%	18.58%	66	9.04%	12.48%
22	8.05%	18.81%	67	8.16%	11.26%
23	7.91%	18.18%	68	8.42%	11.62%
24	7.93%	17.75%	69	8.14%	11.23%
25	8.12%	17.65%	70	8.41%	11.59%
26	7.93%	17.28%	71	8.13%	11.20%
27	8.16%	17.77%	72	N/A	11.18%
28	8.02%	17.70%
29	8.03%	17.52%
30	8.45%	17.82%
31	8.05%	17.18%
32	8.29%	17.31%
33	8.11%	17.41%
34	8.33%	17.85%
35	8.13%	17.44%
36	8.13%	17.28%
37	8.34%	17.40%
38	8.13%	17.02%
39	8.35%	17.66%
40	8.14%	17.54%
41	8.14%	17.42%
42	8.84%	18.27%
43	8.14%	17.15%
44	8.55%	11.28%
45	8.27%	11.27%

(1)	Assumes 1mLIBOR, 6mLIBOR and 1yLIBOR remain constant at 3.83%, 4.12% and 4.28% respectively and the cashflows are run to Optional Termination at the Pricing Speed.
(2)	Assumes 1mLIBOR, 6mLIBOR and 1yLIBOR increase to 20%, the cashflows are run to Optional Termination at the Pricing Speed and all payments from the Swap are received and applied.

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Breakeven Table

Static Libor
Class	M1	M2	M3	M4	M5	M6
Rating (S / M )	AA+ / Aa1	AA / Aa2	AA- / Aa3	A+ / A1	A / A2	A- / A3

Loss Severity (%)	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%
Default (CDR) (%)	29.39	23.23	19.96	17.31	14.91	12.83
Collateral Loss (%)	20.36	17.44	15.68	14.14	12.63	11.23

Class	M7	M8	M9	M10
Rating (S / M )	BBB+ / Baa1	BBB / Baa2	BBB- / Baa3	BBB- / NR

Loss Severity (%)	40.00%	40.00%	40.00%	40.00%
Default (CDR) (%)	11.05	9.49	8.10	6.97
Collateral Loss (%)	9.96	8.78	7.68	6.74

Forward Libor
Class	M1	M2	M3	M4	M5	M6
Rating (S / M )	AA+ / Aa1	AA / Aa2	AA- / Aa3	A+ / A1	A / A2	A- / A3

Loss Severity (%)	40.00%	40.00%	40.00%	40.00%	40.00%	40.00%
Default (CDR) (%)	29.25	23.03	19.73	17.06	14.64	12.55
Collateral Loss (%)	20.30	17.34	15.56	13.99	12.46	11.04

Class	M7	M8	M9	M10
Rating (S / M )	BBB+ / Baa1	BBB / Baa2	BBB- / Baa3	BBB- / NR

Loss Severity (%)	40.00%	40.00%	40.00%	40.00%
Default (CDR) (%)	10.76	9.19	7.80	6.71
Collateral Loss (%)	9.75	8.55	7.44	6.52

Assumptions:

12 month Recovery lag
100% Servicer Advances
All Trigger Events failing
Run to Maturity
Defaults are in addition to prepayments
Run at Pricing Speed
“Break” is CDR that results in the first dollar loss on the related bond

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

Excess Spread

	% At	% At Fwd					% At	% At Fwd
	Static LIBOR	LIBOR	1m LIBOR	6m LIBOR	1y LIBOR		Static LIBOR	LIBOR	1m LIBOR	6m LIBOR	1y LIBOR
Period	(1)(3)	(2)(3)	(%)	(%)	(%)	Period	(1)(3)	(2)(3)	(%)	(%)	(%)

1	2.81710%	2.81710%	3.83000%	4.12000%	4.28000%	47	4.09976%	3.76666%	4.47540%	4.55850%	4.63120%
2	2.03998%	2.04056%	3.94320%	4.18300%	4.31760%	48	4.09777%	3.76108%	4.47840%	4.56970%	4.63880%
3	2.05786%	2.05745%	4.08300%	4.23930%	4.35290%	49	4.23802%	3.87830%	4.52340%	4.58070%	4.64770%
4	2.05011%	2.04715%	4.12540%	4.28700%	4.37630%	50	4.09371%	3.70394%	4.53270%	4.58620%	4.65470%
5	2.05142%	2.04370%	4.21870%	4.31970%	4.39640%	51	4.23426%	3.88375%	4.53730%	4.58990%	4.66240%
6	2.10194%	2.08882%	4.29320%	4.33730%	4.41200%	52	4.09371%	3.72818%	4.54120%	4.59460%	4.66980%
7	2.05477%	2.03661%	4.23730%	4.34680%	4.42040%	53	4.09543%	3.72636%	4.54490%	4.59820%	4.67650%
8	2.08160%	2.05615%	4.27170%	4.35930%	4.43520%	54	4.52149%	4.21895%	4.54790%	4.60170%	4.68390%
9	2.06830%	2.02924%	4.34250%	4.37020%	4.44880%	55	4.09778%	3.72022%	4.55290%	4.60680%	4.69050%
10	2.09858%	2.05344%	4.32910%	4.37050%	4.45820%	56	4.24831%	3.89405%	4.55620%	4.61580%	4.69810%
11	2.07586%	2.02283%	4.31030%	4.37690%	4.46920%	57	4.10785%	3.74036%	4.56000%	4.62650%	4.70490%
12	2.07755%	2.01217%	4.34480%	4.38980%	4.48490%	58	4.25779%	3.92119%	4.56360%	4.63690%	4.71290%
13	2.11040%	2.04273%	4.31800%	4.39760%	4.49680%	59	4.12121%	3.75803%	4.56710%	4.64690%	4.71940%
14	2.08486%	2.00477%	4.33310%	4.41380%	4.50250%	60	4.12222%	3.75495%	4.57110%	4.65700%	4.72630%
15	2.12604%	2.03810%	4.34990%	4.43250%	4.50700%	61	4.26335%	3.88028%	4.61240%	4.66760%	4.73390%
16	2.09448%	1.99253%	4.36650%	4.44770%	4.51000%	62	4.12481%	3.71436%	4.61690%	4.67110%	4.74030%
17	2.09492%	1.98152%	4.38330%	4.46310%	4.51200%	63	4.26586%	3.89536%	4.62070%	4.67470%	4.74840%
18	2.22101%	2.10817%	4.39830%	4.48050%	4.51310%	64	4.13012%	3.74201%	4.62460%	4.67880%	4.75440%
19	2.11368%	1.97717%	4.41470%	4.49610%	4.51330%	65	4.13215%	3.74114%	4.62820%	4.68180%	4.76080%
20	2.22939%	2.09013%	4.42980%	4.49050%	4.51240%	66	4.55055%	4.23356%	4.63080%	4.68530%	4.76840%
21	3.17341%	3.05611%	4.44570%	4.48210%	4.51100%	67	4.13774%	3.73955%	4.63510%	4.68970%	4.77450%
22	3.81409%	3.68235%	4.46080%	4.47180%	4.50760%	68	4.27927%	3.90477%	4.63820%	4.69810%	4.78080%
23	3.78284%	3.61921%	4.47730%	4.46000%	4.50370%	69	4.14495%	3.75279%	4.64250%	4.70800%	4.78720%
24	3.79144%	3.60463%	4.49240%	4.44510%	4.49840%	70	4.28641%	3.92721%	4.64490%	4.71790%	4.79420%
25	3.85659%	3.71015%	4.38380%	4.42960%	4.49280%	71	4.15333%	3.76557%	4.64810%	4.72720%	4.80010%
26	3.78430%	3.62269%	4.38090%	4.43320%	4.49810%
27	3.88762%	3.80721%	4.38530%	4.43810%	4.50300%
28	3.86823%	3.85585%	4.39100%	4.44250%	4.50820%
29	3.86996%	3.85334%	4.39480%	4.44650%	4.51380%
30	4.02211%	4.01552%	4.39870%	4.45090%	4.51870%
31	3.87240%	3.84015%	4.40360%	4.45560%	4.52320%
32	3.98142%	3.95217%	4.40830%	4.46170%	4.52910%
33	3.92484%	3.89329%	4.41230%	4.46790%	4.53360%
34	4.00753%	3.98585%	4.41580%	4.47310%	4.53830%
35	3.92571%	3.88669%	4.42010%	4.47930%	4.54380%
36	3.91667%	3.87038%	4.42400%	4.48480%	4.54790%
37	3.99531%	3.94792%	4.43770%	4.48970%	4.55280%
38	3.88528%	3.81355%	4.44340%	4.49450%	4.56060%
39	4.01173%	3.95769%	4.44690%	4.49810%	4.56800%
40	3.94480%	3.87914%	4.45090%	4.50190%	4.57690%
41	3.95423%	3.88209%	4.45480%	4.50560%	4.58400%
42	4.23363%	4.18976%	4.45740%	4.50870%	4.59170%
43	3.96256%	3.87396%	4.46240%	4.51290%	4.59890%
44	4.24781%	3.91903%	4.46520%	4.52370%	4.60750%
45	4.10335%	3.76493%	4.46880%	4.53550%	4.61500%
46	4.24415%	3.93500%	4.47240%	4.54720%	4.62290%

(1)	Assumes 1mLIBOR, 6mLIBOR and 1yLIBOR remain constant at 3.83%, 4.12% and 4.28% respectively and the cashflows are run to Optional Termination at the Pricing Speed.
(2)	Assumes 1mLIBOR, 6mLIBOR and 1yLIBOR increase to 20%, the cashflows are run to Optional Termination at the Pricing Speed and all payments from the Swap are received and applied.
(3)	Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee Rate, Trustee Fee Rate and Credit Risk Manager Fee Rate) and net swap collections, less the aggregate interest on the Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the related due period (annualized).

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

MASTR Asset Backed Securities Trust 2005-HE2
Mortgage Loan Asset-Backed Certificates

FOR ADDITIONAL INFORMATION PLEASE CALL:

UBS Securities LLC

Asset Backed Finance
Shahid Quraishi	212-713-2728
Jay Lown	212-713-3670
Obi Nwokorie	212-713-3270
Glenn McIntyre	212-713-3180
Michael Boyle	212-713-4129
Vadim Khoper	212-713-3818
Jennie Tom	212-713-4701
Elizabeth Szondy	212-713-6263

ABS Trading & Syndicate
Jack McCleary	212-713-4330
Stuart Lippman	212-713-2946
Joe Ruttle	212-713-2252

Rating Agency Contacts

Standard & Poor’s
Errol Arne	212-438-2089
errol_arne@standardandpoors.com

Moody’s
Zhiqin (James) Huang	212-553 2935
zhiqin.huang@moodys.com

The information herein has been provided solely by UBS Securities LLC. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. This report does not contain all information that is required to be included in the Prospectus and Prospectus Supplement (the “Final Prospectus”), particularly with respect to the risk and special considerations associated with an investment in the securities. Investors are urged to read the Final Prospectus and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information herein is preliminary and is subject to completion. The information herein supersedes information contained in any prior materials relating to these securities. This report is not an offer to sell these securities or a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.